As filed with the Securities and Exchange Commission on November 29, 2000
                                     1933 Act File No. 333-82579
                                     1940 Act File No. 811-09373

                       U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                      FORM N-2
                         (Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  [   ] Pre-Effective Amendment No. __
                  [   ] Post-Effective Amendment No. __
                                                                and/or
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                  [X] Amendment No. 6

                      OPPENHEIMER SENIOR FLOATING RATE FUND
                   (Exact Name of Registrant Specified in Charter)

                     6803 South Tucson Way, Englewood, CO 80112
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

                             1-800-525-7048
               (Registrant's Telephone Number, Including Area Code)

                             Andrew J. Donohue
                             OppenheimerFunds, Inc.
                        Two World Trade Center, New York, NY 10048
     (Name and Address (Number, Street, State, Zip Code) of Agent for Service)

Approximate Date of  Proposed Public Offering:  November 30, 2000


If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box

[X]
It is proposed that this filing will become effective (check  applicable box):
[ ] when declared effective pursuant to section 8(c), or as follows:
(the following boxes are included on the basis that the Registrant makes repurchase offers under Rule 23c-3 under the Investment Company Act of 1940 and is making this filing in accordance with Rule 486 under the Securities Act of
1933)


[ ] immediately  upon filing pursuant to paragraph (b)

[ X] on November  30, 2000  pursuant to  paragraph  (b)

[ ] 60 days after filing pursuant to paragraph (a)

[ ]  on  _____________  pursuant  to  paragraph  (a)  of  Rule  486.

[ ] This post-effective amendment designates a new effective date for a previously-filed registration statement.

[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________.


This Registration  Statement includes a combined Prospectus pursuant to Rule 429
of  the  Securities  Act  of  1933  which  relates  to  the  following   earlier
Registration  Statements  filed  by the  Registrant:

(1) July 9, 1999, which registered 100,000 Class A shares, 6,000,000 Class B shares and 3,900,000 Class C shares, each being shares of beneficial interest having a par value of $0.001 per share;

(2) December 6, 1999, which registered 10,000,000 shares each of Class A, Class B, and Class C, each being shares of beneficial interest having a par value of $0.001 per share;

(3) May 18, 2000, which registered 10,000,000 Class C shares of beneficial interest having a par value of $0.001 per share; and

(4) August 21, 2000, which registered 10,000,000 Class C shares of beneficial interest having a par value of $0.001 per share.

          CALCULATION OF REGISTRATION FEE UNDER SECURITIES ACT OF 1933


                                                 Proposed                Proposed
Title of Securities       Amount Being           Maximum Price           Maximum Aggregate      Amount of
Being Registered          Registered             Per Unit                Offering Price         Registration Fee
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A Shares of
Beneficial Interest       5,000,000              $9.93                   $49,650,000            $13,107.60(1)
(par value $.001 per      shares
share)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B Shares of
Beneficial Interest       10,000,000             $9.94                   $99,400,000            $26,241.60(1)
(par value $.001 per      shares
share)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class C Shares of
Beneficial Interest       20,000,000             $9.94                   $198,800,000           $52,483.20(1)
(par value $.001 per      shares
share)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



(1) Calculated pursuant to Rule 457(d) based on the net asset value per share of $9.93 for Class A, $9.94 for Class B, and $9.94 for Class C as of November 16, 2000.

This Registration Statement carries forward the 10,100,000 Class A shares, 16,000,000 Class B shares and 33,900,000 Class C shares of beneficial interest, par value $0.001 per share, of Registrant previously registered, for which an aggregate of $26,625.20, $43,027.20, and $89,804.40 of registration fees were paid to register shares of the respective classes.

                      Oppenheimer Senior Floating Rate Fund
                              CROSS-REFERENCE SHEET


PART A


Item No.   Caption                                                           Location(s) in Prospectus
--------   -------                                                           -------------------------
1.         Outside Front Cover........................................       Outside front cover
2.         Inside Front and Outside Bank Cover Pages..................       Cover pages
3.         Fee Table and Synopsis.....................................       Fees and Expenses of the Fund; A
                                                                             Brief Overview of the Fund
4.         Financial Highlights.......................................       Financial Highlights
5.         Plan of Distribution.......................................       A Brief Overview of the Fund; How to
                                                                             Buy Shares
6.         Selling Shareholders.......................................       Not applicable
7.         Use of Proceeds............................................       Use of Proceeds of the Fund's Offering
8.         General Description of the Registrant......................       Main Risks of Investing in the Fund;
                                                                             The Fund and Its Investments;
                                                                             Additional Information About the Fund
9.         Management.................................................       How the Fund is Managed
10.        Capital Stock, Long-Term Debt, and Other Securities........       Dividends, Capital Gains and Taxes
11.        Defaults and Arrears on Senior Securities..................       Not applicable
12.        Legal Proceedings..........................................       Not applicable
13.        Table of Contents of the Statement of Additional Information      Table of Contents of the Statement of
                                                                             Additional Information


PART B

                                                                           Location in Statement
Item No.        Caption                                                    of Additional Information
--------        -------                                                    -------------------------
14.             Cover Page...............................................  Cover page
15.             Table of Contents........................................  Cover page
16.             General Information and History..........................  About the Fund - How the Fund is
                                                                           Managed - Organization and History
17.             Investment Objective and Policies........................  About the Fund - Additional Information
                                                                           About the Fund's Investment Policies
                                                                           and Risks
18.             Management...............................................  About the Fund - How the Fund is
                                                                           Managed - Trustees and Officers, The
                                                                           Manager
19.             Control Persons and Principal Holders of Securities......  How the Fund is Managed - Major
                                                                           Shareholders
20.             Investment Advisory and Other Services...................  About the Fund - How the Fund is
                                                                           Managed -- The Manager
21.             Brokerage Allocation and Other Practices.................  About the Fund - Brokerage Policies of
                                                                           the Fund
22.             Tax Status...............................................  About Your Account -- Dividends,
                                                                           Capital Gains and Taxes
23.             Financial Statements.....................................  Financial Information About the Fund

PART C

                  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                       (OppenheimerFunds logo)
Oppenheimer
Senior Floating Rate Fund



Prospectus dated November 30, 2000





Oppenheimer Senior Floating Rate Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund seeks to achieve its goal primarily by investing at least 80% of its total assets in collateralized floating or adjustable rate senior loans that are made to U.S. and foreign borrowers (these are referred to as "Senior Loans"). Under normal market conditions the Fund can also invest up to 20% of its total assets in other securities. The Fund is a non-diversified closed-end management investment company that continuously offers its shares.

The Fund can invest up to 100% of its assets in Senior Loans and other debt securities that are high risk securities rated below investment grade or in unrated securities deemed to be below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Many of the Fund's investments are illiquid. Please refer to "Main Risks of Investing in the Fund."


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It also contains important information about how to buy shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.


The Fund's Statement of Additional Information dated November 30, 2000, which the Fund may amend from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Table of Contents of the Statement of Additional Information appears on page ____ of this Prospectus. For a free copy of the Statement of Additional Information, call your investment representative or call the Fund's Distributor at 1.800.525.7048 or write to the Distributor at the address on the back cover.


The Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.


The Fund has three classes of shares: Class A shares, Class B shares and Class C shares. Please refer to "How to Buy Shares." As a business trust, the Fund is authorized to issue an unlimited number of shares of each Class and to date has registered 15,100,000 Class A shares, 26,000,000 Class B shares and 53,900,000 Class C shares, including shares registered with this Prospectus. Shares are offered to the public at a price equal to the net asset value per share.

Class A shares may be purchased without any sales charge, but only by investment advisers and financial planners for "wrap" accounts if they have a special agreement with the Fund's Distributor, or by exchange of Class A shares of certain other Oppenheimer funds. Class B and Class C shares are offered without any initial sales charge, but those shares are subject to an annual service fee, an annual asset-based distribution fee, and an Early Withdrawal Charge. Certain waivers of the Early Withdrawal Charges may apply. As of November 16, 2000, the Fund's net asset values per share were $9.93 for Class A, $9.94 for Class B, and $9.94 for Class C. The price of the Fund's shares of each Class will fluctuate, depending on the respective net asset values per share. The Distributor will pay sales concessions to participating dealers from its own assets at the time of sale.

The Fund intends to invest the net proceeds of the sale of its shares in portfolio securities as soon as is practicable after receipt of the proceeds. The proceeds of the offering of the 5 million Class A shares, 10 million Class B shares and 20 million Class C shares registered by the Fund with this Prospectus are estimated to be $350,000,000 subject to the expenses of the offering, including the federal and state registration fees, estimated to be $251,290 to date, subject to any reimbursement by OppenheimerFunds, Inc. (the "Manager").

No trading market currently exists for the Fund's shares. The Fund does not currently anticipate that a secondary market will develop for its shares. As a result, you should consider the Fund's shares to be an illiquid investment. This means that you may not be able to readily sell your shares. See "Illiquidity of the Fund's Shares" and "Periodic Repurchase Offers."

To provide shareholders with liquidity, the Fund will make quarterly Repurchase Offers for a percentage (between 5% and 25%) of the Fund's shares at net asset value each January, April, July and October. There is no guarantee that the Fund will be able to repurchase all shares that are tendered in a Repurchase Offer. See "Periodic Repurchase Offers."

The Fund has received an exemptive order from the SEC with respect to the Fund's distribution fee arrangements, Early Withdrawal Charges and multi-class structure. As a condition of that order, the Fund is required to comply with certain regulations that would not otherwise apply to the Fund.




An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CONTENTS

A B O U T  T H E  F U ND


Fees and Expenses of the Fund A Brief Overview of the Fund Financial Highlights Main Risks of Investing in the Fund Use of Proceeds of the Fund's Offering The Fund and Its Investments Performance Information How the Fund Is Managed


ABOUT YOUR ACCOUNT

How to Buy Shares
Special Investor Services
         AccountLink
         PhoneLink
         OppenheimerFunds
Internet Web Site
         Retirement Plans
Periodic Repurchase Offers
How to Exchange Shares
Shareholder  Account Rules and Policies
Dividends,  Capital  Gains and Taxes
Additional  Information  About the Fund
Table of Contents of the Statement of Additional Information
Appendix A - Ratings Definitions

ABOUT THE FUND


Fees and Expenses of the Fund


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as Early Withdrawal Charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may bear directly (shareholder transaction expenses) or indirectly (annual expenses) if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended July 31, 2000.


Shareholder Transaction Expenses

                                              Class A shares           Class B shares           Class C shares
Sales Charge (Load) on purchases              None 2                   None                     None
(as % of offering price)1
-------------------------------------- --------------------- ------------------------- ----------------------------
-------------------------------------- --------------------- ------------------------- ----------------------------
Dividend Reinvestment Fees                     None                    None                       None
-------------------------------------- --------------------- ------------------------- ----------------------------
-------------------------------------- --------------------- ------------------------- ----------------------------

Early Withdrawal  Charges (Load) (as
% of the lower of the original                None 3                   3% 4                      1% 5
purchase price or repurchase price)

-------------------------------------- --------------------- ------------------------- ----------------------------


1. If a securities dealer handles your purchase transaction, it may charge you a fee.

2. Class A shares are not currently offered for direct purchase except by exchange of Class A shares of certain other Oppenheimer funds and by purchase through "wrap" programs of financial advisors that have special agreements with the Distributor for that purpose.

3. An Early Withdrawal Charge may apply to repurchases of Class A shares that were purchased by exchange of Class A shares of other Oppenheimer funds that were still subject to the Class A contingent deferred sales charge of those funds at the time of exchange. See "How to Buy Shares - Class A Early Withdrawal Charge" for details.


4. The 3% Early Withdrawal Charge applies to shares repurchased in the first year after you bought them. The Early Withdrawal Charge is 2.0% for shares repurchased during the second year after purchase, 1.5% during the third and fourth years, and 1% during the fifth year. There is no Early Withdrawal Charge after the fifth anniversary of purchase. Class B shares automatically convert to Class A shares 72 months after purchase. See "How to Buy Shares" for details.

5. The charge applies to shares repurchased within 12 months after you bought them. See "How to Buy Shares" for details.

Annual Expenses1
(as a % of average annual net assets attributable to shares)

                                          Class A shares         Class B shares             Class C shares
-------------------------------------- --------------------- ------------------------ ---------------------------
-------------------------------------- --------------------- ------------------------ ---------------------------

Management Fees 2                              0.74%                   0.74%                     0.74%

-------------------------------------- --------------------- ------------------------ ---------------------------
-------------------------------------- --------------------- ------------------------ ---------------------------
Distribution and/or Service Fees 3            0.25%                   0.75%                     0.75%
-------------------------------------- --------------------- ------------------------ ---------------------------
-------------------------------------- --------------------- ------------------------ ---------------------------

Other Expenses 4                             0.27%                   0.27%                     0.28%

-------------------------------------- --------------------- ------------------------ ---------------------------
-------------------------------------- --------------------- ------------------------ ---------------------------

Total Annual Expenses                         1.26%                   1.76%                     1.77%

-------------------------------------- --------------------- ------------------------ ---------------------------


1.  Expenses may be different in future fiscal years.

2. The management fee is based on a percentage of the Fund's average annual net assets and is shown without giving effect to a voluntary reduction by the Manager of 0.20% of the management fee annually, which may be withdrawn or amended at any time. Additionally, the management fee in the table does not reflect the Manager's voluntary waiver of its entire management fee from September 8, 1999 to March 1, 2000, or the waiver of 0.50% of the management fee from March 1, 2000, through March 31, 2000. After those waivers, the management fee was 0.35% for each class of shares and the "Total Annual Expenses" were 0.87% for Class A, 1.37% for Class B and 1.38% for Class C.


3. Under the Fund's Distribution Plans, Class B shares and Class C shares pay an annual distribution fee of 0.50% of average daily net assets (the Board of Trustees can increase the fee to 0.75%). Class A shares are not subject to any distribution fees. Each class of shares is subject to an annual service fee of up to 0.25% of average annual net assets. Because the distribution fees may be considered an asset-based sales charge, long-term shareholders of Class C may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

4. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

EXAMPLES. These examples are intended to help you understand the cost of investing in the Fund. The examples assume that you invest $1,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.



         The first example assumes that you keep your shares. The second example assumes that your shares are repurchased by the Fund at the end of those periods. Both examples also assume that your investment has a 5% return each year and that a class's operating expenses remain the same as the expenses in the Annual Fund Operating Expense table above. Based on these assumptions your expenses would be as follows:


Assuming you do not tender
shares for repurchase by the              1 Year               3 Years             5 Years            10 Years 1
Fund:
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A shares                            $13                  $40                 $69                $152

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B shares                            $18                  $55                 $95                $182

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C shares                            $18                  $56                 $96                $208

---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------


Assuming you tender your shares
for repurchase by the Fund on
the last day of the period and            1 Year               3 Years             5 Years            10 Years 1
an Early Withdrawal  Charge
applies:
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A shares                                      $13                  $40                 $69                $152

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B shares                                      $48                  $70                $105                $182

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C shares                                      $28                  $56                 $96                $208

---------------------------------- --------------------- -------------------- ------------------- -------------------

In the first example, the expenses of Class B and Class C do not include the Early Withdrawal Charge. In the second example, expenses for Class B and Class C include the applicable Early Withdrawal Charges.

1. Class B expenses for years seven through 10 are based on Class A expenses, since Class B shares automatically convert to Class A 72 months after repurchase.




The examples should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.




A Brief Overview of the Fund


This section summarizes information that is discussed in more detail later in this Prospectus. You should carefully read the more detailed information. For a detailed discussion of risks of investing in the Fund, please refer to "Main Risks of Investing in the Fund," on page ____.




What is the Fund? The Fund is a closed-end, management investment company, organized as a Massachusetts business trust on June 2, 1999. The Fund is non-diversified. That means that under the Investment Company Act of 1940, the Fund is not limited in the amount of assets that it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required under the Internal Revenue Code so that it can qualify as a "regulated investment company" for tax purposes. See "Dividends, Capital Gains and Taxes."


What is the Fund's Investment Objective? The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities.


What does the Fund Invest In? Under normal market conditions the Fund will invest at least 80% of its total assets in collateralized floating (sometimes referred to as "adjustable") rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities (these are referred to as "Senior Loans" in this Prospectus). These Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates, such as the prime rate offered by one or more major U.S. banks (referred to as the "Prime Rate"), the certificate of deposit ("CD") rate, or the London Inter-Bank Offered Rate (referred to as "LIBOR").

         The Fund can also invest up to 20% of its total assets in cash and other securities, such as unsecured floating rate loans, secured or unsecured fixed-rate loans, collateralized loan obligations, and investment-grade short-term debt obligations, under normal market conditions. The Fund can use derivative instruments, including options, futures contracts, asset-backed securities, interest rate swaps and total return swaps, to hedge its portfolio. The Fund can borrow money and use other techniques to manage its cash flow, to finance repurchase offers, or to purchase assets, a technique referred to as "leverage."

         The Fund's investments in debt obligations, including Senior Loans, must either be rated "B" or higher (at the time the Fund buys them) by a rating organization such as Standard & Poor's or Moody's, or, if unrated, determined by the Manager to be of comparable quality. See "Does The Fund Have Credit Quality Standards for Senior Loans," below. Some of these investments are below investment grade and involve high risk, as described in "Special Risks of Lower-Grade Securities," below.

What are the Main Risks of Investing in the Fund? The Fund is subject to a number of investment risks, described in "Main Risks of Investing in the Fund," below. In summary, the Fund's investments in debt securities are subject to credit risks, including the risk that the borrower will not pay interest and will not repay the principal amount of the obligation in a timely manner.
Although the Fund's investments in Senior Loans must be collateralized, the Fund's other investments need not be collateralized. The risk of default is greater in the case of the obligations below investment grade in which the Fund can invest without limit. Many Senior Loans and many of the Fund's other investments are illiquid, which may make it difficult for the Fund to dispose of them at an acceptable price when it wants to or to value them.

         There are other risks of investing in the Fund. The Fund is non-diversified, which means that it can invest a greater amount of its assets in one issuer's debt, and therefore it will be exposed to greater risks than funds that diversify their investments over a wider range of issuers. The Fund's investments, to some degree, may be subject to interest rate risk, the risk of fluctuation in price from changes in prevailing interest rates, although investments in floating rate loans are expected to be less affected by changes in short-term interest rates than fixed-rate debt securities. The Fund can borrow for investment leverage, which can subject it to greater expenses, and greater volatility in its share prices, than funds that do not borrow..

Unlike an open-end mutual fund, the Fund does not offer to redeem its shares daily. No market currently exists for the Fund's shares and the Fund does not anticipate that a secondary market will develop for its shares. The Fund does not intend to list its shares on any national securities exchange or arrange for the quotation of the prices of its shares on any over-the-counter market. Even though the Fund will make quarterly tender offers to repurchase a portion of its shares to try to provide liquidity to shareholders, you should consider an investment in the Fund to be illiquid.

Who is the Fund Designed For? The Fund is designed for investors seeking high current income and relative stability of principal from a fund that will invest primarily in senior loan obligations that may have higher risks than conventional debt securities. The Fund's investment strategy allows investors to participate in the corporate loan market, which may be difficult for individuals to invest in directly because Senior Loans have very large minimum investments, typically $5 million or more. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund does not seek capital appreciation.


         The Fund is designed as a long-term investment and not as a short-term trading vehicle. It may be appropriate for a portion of an investor's overall investment portfolio. However, the Fund is not a complete investment program. Because of the limited liquidity of Fund shares through Repurchase Offers, the Fund may not be an appropriate investment for retirement plans whose owners need to make periodic distributions at a fixed level. The Fund is not an appropriate investment for investors needing ready access to their money, since Fund shares are not redeemable daily and are not traded in a secondary market.


How Can You Buy Shares? The Fund's Distributor, OppenheimerFunds Distributor, Inc., offers the Fund's shares in a continuous public offering through securities dealers. The offering price for shares will be equal to the net asset value per share of the respective class calculated each regular business day. The minimum initial investment is $1,000 ($250 for retirement accounts). Minimum subsequent investments are $25.

         The Distributor reserves the right to waive any minimum investment requirements and to refuse any order for the purchase of shares. The Distributor may suspend the continuous offering of shares at any time. The Fund's Class A shares may be purchased only by exchange of shares of certain other Oppenheimer funds, or through "wrap" programs of financial advisors that have a special arrangement with the Distributor.

How Do the Fund's Repurchase Offers Provide Liquidity? The Fund intends to make quarterly offers to repurchase a portion of its shares from shareholders. Each quarter the Fund will offer to repurchase between 5% and 25% of its outstanding shares. In response to each Repurchase Offer, shareholders may choose to tender some or all of their shares to the Fund for repurchase. Shares accepted for repurchase will be repurchased at a price equal to the net asset value per share. If more shares are tendered than the amount of the Repurchase Offer, the repurchases will be pro-rated. There can be no assurance that the Fund will be able to repurchase all shares that you tender. Please refer to "Periodic
Repurchase Offers" below for details. The Fund does not currently charge a repurchase fee, but the Board of Trustees could impose that type of fee in the future, to help cover Fund expenses.

Are There Any Sales Charges for Investing in the Fund? There are no initial sales charges for buying shares of the Fund. However, if you tender shares for repurchase and if your shares are repurchased by the Fund, in some cases you may be subject to Early Withdrawal Charges that apply to Class A, Class B and Class C shares: o If you acquire Class A shares of the Fund by exchanging Class A shares of another Oppenheimer fund that were still subject to that other fund's Class A contingent deferred sales charge at the time you exchanged them, they will become subject to the Fund's Class A Early Withdrawal Charge. If any of those Class A shares of the Fund are repurchased within 18 months of the original purchase date of the shares of the fund from which they were exchanged, the Fund's Class A Early Withdrawal Charge of 1% will apply (explained in "Class A Early Withdrawal Charge" below). o If your Class B shares are repurchased by the Fund within five years of the end of the month in which you originally purchased them, the Early Withdrawal Charge is 3% for repurchases during the first year; 2% during the second year; 1.5% during the third and fourth years; 1% during the fifth year. There is no Early Withdrawal Charge for repurchases after five years. o If your Class C shares are repurchased by the Fund within 12 months of the end of the month in which you originally purchased them, you will pay a 1% Early Withdrawal Charge.

         The Early Withdrawal Charge is based on the lesser of the then current net asset value or the original purchase price of the repurchased shares. The Early Withdrawal Charge does not apply to shares purchased by reinvesting dividends or capital gains distributions. Please refer to "How to Buy Shares" and "Periodic Repurchase Offers." The Fund may waive the Early Withdrawal Charge in specified transactions and for certain classes of investors described in Appendix B to the Statement of Additional Information.


Who Manages the Fund? OppenheimerFunds, Inc. is the Fund's investment advisor (and is referred to as the "Manager" in this Prospectus). The Fund's portfolio managers are employed by the Manager.




Financial Highlights

FINANCIAL HIGHLIGHTS



                                             CLASS A                CLASS B                 CLASS C
                                              PERIOD                 PERIOD                  PERIOD
                                              ENDED                  ENDED                   ENDED
                                             JULY 31,                JULY 31,                JULY 31,
                                              2000(1)                 2000(1)                  2000(1)
=======================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period        $ 10.00                $ 10.00                $  10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .71                    .67                     .67
 Net realized and unrealized loss               (.04)                  (.03)                   (.04)
                                             ----------------------------------------------------------
 Total income from investment operations         .67                    .64                     .63
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income           (.71)                  (.67)                   (.66)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  9.96                $  9.97                $   9.97
                                             ==========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)            6.94%                  6.56%                   6.51%

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)    $22,421                $98,343                $194,933
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $ 6,600                $49,122                $ 82,761
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                          8.30%                  7.80%                   7.79%
 Expenses                                       1.26%                  1.76%                   1.77%
 Expenses, net of indirect expenses and
 waiver of expenses                             0.87%                  1.37%                   1.38%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          62%                    62%                     62%



1. For the period from September 8, 1999 (commencement of operations) to July 31, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. There are no early withdrawal charge deductions on Class B or Class C shares (none apply to Class A). Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

MAIN RISKS OF INVESTING IN THE FUND

All investments carry risks to some degree. The Fund's investments in Senior Loans and other debt securities are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective.


Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a Senior Loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due. If the borrower or issuer fails to pay interest, the Fund's income might be reduced. If the borrower or issuer fails to repay principal, the value of that security and the net asset values of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. The Fund's investments in Senior Loans and other debt securities, particularly those below investment grade, are subject to risks of default.

         While the Fund's investments in Senior Loans will be secured by collateral, lenders may have difficulty liquidating the collateral or enforcing their rights under the terms of the loans if a borrower defaults. Collateral may be insufficient or set aside by a court. Also, the Fund can invest part of its assets in loans and other debt obligations that are not collateralized. See "What Are the Risks of Default on Senior Loans?" below.

Interest Rate Risk. In general, the value of a debt security changes as prevailing interest rates change. For fixed-rate debt securities, when prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount.

         The Senior Loans in which the Fund invests have floating or adjustable interest rates. For that reason, the Manager expects that when interest rates change, the values of Senior Loans will fluctuate less than the values of fixed-rate debt securities, and that the net asset values of the Fund's shares will fluctuate less than the shares of funds that invest mainly in fixed-rate debt obligations. However, the interest rates of some Senior Loans adjust only periodically. Between the times that interest rates on Senior Loans adjust, the interest rates on those Senior Loans may not correlate to prevailing interest rates. That will affect the value of the loans and may cause the net asset values of the Fund's shares to fluctuate.

Non-Diversification Risk. The Fund is "non-diversified" under the Investment Company Act. That means that the Fund can invest in the securities of a single issuer without limit. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund. However, the Fund intends to diversify its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). Under that requirement, with respect to 50% of its total assets, the Fund may invest up to 25% of its assets in the securities of any one borrower or issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Borrowing. The Fund can borrow money in an amount up to 33 1/3% of its total assets (after counting the assets purchased with the amount borrowed). The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a technique known as "leverage"). To the extent that the costs of borrowing exceed the return on the investments purchased with borrowed amounts, the Fund's returns will be adversely affected. Borrowing for leverage also increases the risk of volatility in the net asset values of the Fund's shares.

         Borrowing may entail other risks. Lenders to the Fund will have preference over the Fund's shareholders as to payments of interest and repayments of principal on amounts that the Fund borrows and preference to the Fund's assets in the event of its liquidation. Lending terms may limit the Fund's ability to pay dividends to shareholders. Lending agreements may also grant the lenders certain voting rights if the Fund defaults in the payment of interest or principal on the loan.

Limited Secondary Market for Senior Loans. Due to restrictions on transfer in loan agreements and the nature of the private syndication of Senior Loans, many Senior Loans are not as easily purchased or sold as publicly-traded securities. While the secondary market for senior loans is growing among institutional investors, many Senior Loans are illiquid, which means that the Fund may be limited in its ability to sell those Senior Loans at an acceptable price when it wants to in order to generate cash, avoid losses, or to meet repurchase requests.

         Highly leveraged Senior Loans and Senior Loans in default also may be less liquid than other Senior Loans. If the Fund voluntarily or involuntarily sold those types of Senior Loans, it might not receive the full value it expected. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Fund's investments. The inability to dispose of assets may make it difficult for the Fund to raise the money needed to repurchase shares in a Repurchase Offer, causing it to resort to borrowing to meet its commitments. The Board of Trustees will consider the liquidity of the Fund's portfolio securities to determine whether to suspend or postpone a Repurchase Offer.

Possible Limited Availability of Senior Loans. Direct investments in Senior Loans and, to a lesser degree, investments in participation interests in or assignments of Senior Loans may be limited. There is a risk that the Fund may not be able to invest at least 80% of its total assets in Senior Loans at all times. The limited availability may be due to a number of factors. There may be more willing purchasers of direct loans than there are willing purchasers of participation interests or assignments. Direct lenders may allocate only a small number of Senior Loans to new investors, including the Fund. There may be fewer loans available for investment that meet the Fund's credit standards, particularly in times of economic downturns. Also, lenders or Agents may have an incentive to market the less desirable Senior Loans to investors such as the Fund while retaining attractive loans for themselves. This would reduce the amount of attractive investments for the Fund. If market demand for Senior Loans increases, the interest paid by Senior Loans that the Fund holds may decrease.

Special Risks of Lower-Grade Securities. The Fund can invest up to 100% of its total assets in Senior Loans and other securities that are below investment grade. Those are loans or securities rated below BBB- by Standard & Poor's or Baa3 by Moody's or that have comparable ratings by another rating organization, or, if unrated, that are considered by the Manager to be of comparable quality. The Fund may invest in obligations of borrowers in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code if the obligations meet the credit standards of the Manager. Debt securities and loans below investment grade tend to offer higher yields than investment-grade securities and loans to compensate investors for the higher risk of default, and are commonly referred to as "high risk securities" or, in the case of bonds, "junk bonds."

         To the extent that the Fund holds lower-grade securities, its net asset values are likely to fluctuate more, especially in response to economic downturns. A projection of an economic downturn or a period of rising interest rates, for example, could cause a decline in the prices of lower-grade securities. In addition, the secondary market for lower-grade securities generally is less liquid than the market for investment-grade bonds. The lack of liquidity could adversely affect the price at which the Fund could sell a lower-grade security. See "Does The Fund Have Credit Quality Standards for Senior Loans?" below.

Illiquidity of Fund Shares. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares on any national securities exchange or arrange for their quotation on any over-the-counter market. The Fund's shares are not readily marketable, and you should consider them to be illiquid. For these reasons, the Fund has adopted a policy to offer each quarter to repurchase between 5% and 25% of the shares outstanding. There is no guarantee that you will be able to sell all the shares that you want to sell during a Repurchase Offer. See "Periodic Repurchase Offers" and "How to Buy Shares," below.

Concentration. Although the Fund cannot invest 25% or more of its total assets in securities or obligations of borrowers in a single industry, the Fund may look to the creditworthiness of the agent bank and other intermediate participants in a Senior Loan, in addition to the borrower. That is because it may be necessary to assert through the agent bank or intermediate participant any rights that may exist under the loan against the borrower if the borrower defaults. Those parties typically are commercial banks, thrift institutions, insurance companies and finance companies (and their holding companies). Because the Fund regards the "issuer" of a Senior Loan as including the borrower under the loan agreement, the agent bank and any intermediate participant, the Fund may invest 25% or more of its total assets in securities of issuers in the group of industries in the financial services sector, including banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans and special purpose financial. The Fund will be subject to the risks associated with financial institutions in those industries.

         Companies in the financial services industries may be more susceptible to particular economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy of the Board of Governors of the Federal Reserve System, governmental regulations concerning those industries and affecting capital raising activities and fluctuations in the financial markets.

Risks of Foreign Investing. The Fund can invest up to 20% of its total assets in Senior Loans and unsecured loans that are made to foreign borrowers, or other debt securities issued by them. The Fund's foreign Senior Loans must be dollar-denominated, and interest and principal payments must be payable in U.S. dollars, which may reduce risks of currency fluctuations on the values of those Senior Loans. However, foreign obligations have risks not typically involved in domestic investments.

         Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. issuers are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policies in the U.S. or abroad, or other political and economic factors. Other risks are described in "Foreign Securities," below.


How Risky is the Fund Overall? The risks summarized above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its net asset values per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you sell your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.


         Investing in a closed-end fund like the Fund presents the risk that you may not be able to dispose of your investment readily when you want to, even though the Fund will make quarterly Repurchase Offers for a portion of its shares. The Fund's investment risks mean that the Fund's share prices can go up or down, despite the expectation that investments in adjustable rate Senior Loans may reduce short-term price volatility. The Fund's other fixed income investments are also subject to short-term price volatility. The Fund's emphasis on investments in loans of issuers that are below investment grade exposes the Fund to the credit risks of the borrowers who might not meet their debt service requirement in a timely fashion, which could reduce the Fund's income and subject it to losses of principal value as well, even though most of the Fund's investments are collateralized. The illiquidity of the loan market poses greater risks than are present in funds that invest in more liquid securities.

         The Fund seeks to maintain a relatively stable net asset value, but has significantly more risks than investment grade bond funds or money market funds. The Fund is expected to have less share price volatility than bond funds emphasizing investments in fixed-rate debt investments. The Fund is designed for long-term investors. Use of Proceeds of the Fund's Offering

The Fund will use the proceeds of the offering of its shares to invest in accordance with its investment objective and policies. The investment of the proceeds it receives from the sale of its shares in Senior Loans and other debt securities will depend upon the amount and timing of proceeds available to the Fund as well as the availability of Senior Loans and other debt securities. At times, the Fund may invest a substantial portion of its assets in short-term money market obligations and other high-quality short-term debt securities. That may occur to a greater extent during repurchase periods, to maintain sufficient liquidity to meet repurchase requests, if the Fund chooses not to sell investments or borrow money to meet its obligations. This may result in a lower level of income for the Fund during those periods and possibly more volatility in the Fund's share prices.

The Fund and Its Investments

What is the Fund's Investment Objective? The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt obligations.

What Are the Fund's Principal Investment Policies? The allocation of the Fund's portfolio among the different types of permitted investments will vary over time based upon the evaluation of economic and market trends by the Manager. Under normal market conditions:

     o the Fund will invest at least 80% of its total assets in Senior Loans, rated B or higher by one or more rating organizations, or, if unrated, determined to be of comparable quality by the Manager.

     o the Fund may invest up to 20% of its total assets in other investments, including:

     o  unsecured  floating  rate  loans

     o secured or unsecured short-term  investment-grade debt obligations

     o debt obligations (other than senior loans) of foreign issuers and foreign governments (but not in emerging markets)

     o secured or unsecured fixed-rate loans and other debt obligations

     o  equity   securities,   including  stocks  and  warrants

     o asset-backed  securities,  such as collateralized loan obligations

     o cash and cash equivalents o derivative instruments, such as options, currency and interest rate swap agreements, futures and structured notes, to hedge the Fund's portfolio.

         These investments and strategies are described in detail below.

How Do the Portfolio Managers Decide What Investments to Buy or Sell? In selecting investments for the Fund, the Fund's portfolio managers evaluate overall investment opportunities and risks among the types of investments the Fund can hold. They analyze the credit standing and risks of borrowers whose loans or debt securities they are considering for the Fund's portfolio. They evaluate information about borrowers from their own research or research supplied by agent banks or other sources. They select only those Senior Loans made to borrowers and debt securities issued by borrowers that they believe are likely to pay the interest and repay the principal on their indebtedness when it becomes due. The portfolio managers consider many factors, including among others,

     o the  borrower's  past and expected  future  financial  performance

     o the experience  and depth of the  borrower's  management

     o the collateral for the loan or other debt security in which the Fund proposes to invest

     o the borrower's tangible assets and cash flows

     o the credit quality of the debt obligations of the agent bank servicing the loan and other intermediaries imposed between the borrower and the Fund, to assure the indebtedness of those agents and intermediaries is investment grade.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting shares. The Fund's objective is not a fundamental policy. However, the objective will not be changed without prior notice to shareholders. Some of the Fund's investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Senior Loans. The Senior Loans the Fund invests in are loans made to U.S. or foreign corporations, partnerships or other business entities (referred to as "borrowers"). Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings of borrowers. The Fund's Senior Loan investments, including loans to foreign borrowers, must be U.S. dollar-denominated and interest and principal must be payable in U.S. dollars. The Fund's Senior Loans must also be fully secured by collateral, as discussed below.

         What Are Floating or Adjustable Interest Rates? Senior loans are debt obligations on which interest is payable at rates that adjust periodically, using a base rate plus a premium or spread above the base rate. The base rate usually is a benchmark that "floats" or changes to reflect current interest rates, such as:

          o the prime rate offered by one or more major U.S. banks (referred to as the "Prime Rate") or

          o the London Inter-Bank  Offered Rate ("LIBOR"),  or

          o the certificate of deposit ("CD") rate or other base rate used by commercial lenders.

     The applicable rate is defined in the loan agreement. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time. If the benchmark interest rate on a Senior Loan changes, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled adjustment date. If the benchmark rate increases, the Fund would earn interest at a higher rate on that Senior Loan, but after the adjustment date. If the benchmark rate decreases, the Fund would earn interest at a lower rate on that Senior Loan after the adjustment date.

         Interest rates may adjust daily, monthly, quarterly, semi-annually or annually. The Fund does not intend to invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund may use interest rate swap agreements and other hedging practices to shorten the effective interest rate adjustment period of a Senior Loan. Because investments in Senior Loans with longer interest rate adjustment periods may increase fluctuations in the Fund's net asset values as a result of interest rate changes, the Fund will attempt to maintain a dollar-weighted average time until the next interest rate adjustment of 90 days or less for its portfolio of Senior Loans.

         How Are Senior Loans Created? Senior Loans typically are negotiated between a borrower and one or more commercial banks or other financial institutions as lenders. The lenders are represented by one or more lenders acting as agent of all of the lenders. The Senior Loans then are syndicated among a group of commercial banks and financial institutions.

         The agent is responsible for negotiating the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. The agent normally is responsible to collect principal and interest payments from the borrower and to apportion those payments among the lenders that are parties to the agreement. The borrower compensates the agent for its services. That compensation may include fees for funding and structuring the loan as well as fees on a continuing basis for other services. A purchaser of a Senior Loan may receive syndication or participation fees in connection with its purchase. Other fees payable with respect to a Senior Loan, which are separate from interest payments, may include facility, commitment, amendment and prepayment fees.

         The Fund will generally rely on the agent under a particular Senior Loan to collect the Fund's portion of the loan payments and to use any appropriate remedies against the borrower if necessary. In addition, an institution (which may or may not be the agent) holds any collateral under the loan on behalf of the lenders. If the agent under a Senior Loan became insolvent or was declared a bankrupt or had a receiver appointed, the agent's appointment under the Senior Loan could be terminated and a successor would be appointed. While in that case the assets held under the loan should remain available to the lenders, if those assets were determined by a court or regulatory authority to be subject to the claims of the agent's creditors, the Fund might incur delays and costs in realizing payment on the loan, or it might suffer a loss of principal and/or interest.

         Senior Loans often have restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Senior loans include debt obligations of foreign borrowers that are in the form of dollar-denominated notes rather than loan agreements.

         How Does the Fund Invest in Senior Loans? The Fund may act as one of the original lenders originating a Senior Loan, or it may purchase assignments of interests in Senior Loans, or it may invest in participation interests in Senior Loans.

         The Fund may be required to pay and may receive various fees and commissions in connection with buying, selling and holding interests in Senior Loans. Borrowers typically pay a variety of fees to lenders when a Senior Loan is originated. The Fund may receive those fees directly if it acts as an original lender or if it acquires an assignment of a Senior Loan. When the Fund buys an assignment, it may be required to pay a fee to the assigning lender or forgo a portion of the interest or fees payable to it. The seller of a participation interest may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. Similarly, the Fund might be required to pass along to a buyer of a Senior Loan from the Fund a portion of the fees that the Fund is entitled to.

         The Fund may have obligations under a Senior Loan, including the obligation to make additional loans in certain circumstances. In that case, the Fund will reserve against that contingency by segregating on its books cash or other liquid securities in an amount equal to the obligation. The amounts segregated in that manner may reduce the Fund's income. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if as a result of that purchase all of the Fund's additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements imposed under the Internal Revenue Code to qualify as a regulated investment company.

          o Acting as an Original Lender. When the Fund acts as an original lender, it participates in structuring the Senior Loan. As an original lender it will have a direct contractual relationship with the borrower and may enforce the borrower's compliance with the terms of the loan agreement. The Fund may also have rights with respect to any funds acquired by other lenders under the Loan Agreement as a set-off against the borrower. Lenders have full voting and consent rights as to the provisions under loan agreements. Action by lender votes or consent may require approval of a specified percentage of lenders, or, in some cases, unanimous consent. The Fund will not act as the agent or collateral holder for a Senior Loan, nor as a guarantor or sole negotiator with respect to a Senior Loan.

          o Buying Assignments of Loans. If the Fund purchases an assignment from a lender, the Fund typically will succeed to all of the rights and obligations under the loan agreement of the assigning lender and will generally become a "lender" for the purposes of the particular loan agreement. In that case the Fund will have direct contractual rights under the loan agreement and any related collateral security documents in favor of the lenders under that loan agreement. In some cases the rights and obligations acquired by a purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

          o Buying Participation Interests. Participation interests may be acquired from a lender or from other holders of participation interests. If the Fund buys a participation interest from a lender or other participant, the Fund will not have a direct contractual relationship with the borrower. It will be required to rely on the lender or participant that sold the participation interest to enforce the Fund's rights against the borrower, to collect payments due under the Senior Loan and to foreclose on collateral in the event of the borrower's default. In that case, the Fund is subject to the credit risk of both the borrower and the selling lender or participant interposed between the borrower and the Fund under the loan (these are referred to as intermediate participants).

                      In the case of  participation  interests,  the Fund  might have to assert any rights it may have against the borrower through an intermediate participant if the borrower fails to pay interest and principal when due. In that case the Fund might be subject to greater delays, risks and expenses than if the Fund could assert its rights directly against the borrower. The Fund may not have any right to vote on whether to waive enforcement of restrictive covenants breached by a borrower and might not benefit directly from collateral supporting the Senior Loan in which it has purchased a participation interest.

                      Also,  under a  participation  interest  the Fund might be deemed to be a creditor of the intermediate participant rather than the borrower, so that the Fund will be exposed to the credit risks of the intermediate participant. Therefore, the Fund will invest in loans through the purchase of participation interests only if at the time of investment the outstanding debt obligations of the agent bank and any intermediate participants are investment grade. That means they must be rated BBB or A-3 or higher by Standard & Poor's, or Baa or P-3 or higher by Moody's, or have a similar rating by another rating organization. If their debt obligations are unrated, they must be deemed comparable to investment-grade securities by the Manager.

         What is the Priority of a Senior Loan? Senior Loans generally hold a senior position in the capital structure of the borrower. They may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Manager, in the category of senior debt of the borrower. That senior position in the borrower's capital structure generally gives the holders of Senior Loans a claim on some or all of the borrower's assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt.

         Does the Fund Have Collateral Requirements for Senior Loans? The Senior Loans in which the Fund invests must be fully collateralized with one or more of
(1) working  capital  assets,  such as accounts  receivable and  inventory,  (2)
tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. A loan agreement may or may not require the borrower to pledge additional collateral to secure a Senior Loan if the value of the initial collateral declines.

         Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of those assets would satisfy a borrower's obligations under a Senior Loan. In the case of loans to a non-public company, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.

         The Fund will not invest in Senior Loans unless, at the time of investment, the Manager determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan. The Fund may invest up to 20% of its total assets in corporate loans that are not secured by specific collateral, as described below in "Other Investments." Unsecured loans involve a greater risk of loss.

         Does the Fund Have Credit Quality Standards for Senior Loans? Rating organizations, such as Standard & Poor's or Moody's, rate debt obligations by rating the issuer, after evaluating the issuer's financial soundness. Generally, the lower the investment rating, the more risky the investment. Debt securities rated below "BBB-" by Standard & Poor's or "Baa3" by Moody's are commonly referred to as "high risk" securities or "junk bonds." The Fund will invest at least 80% of its total assets in Senior Loans that are rated "B" or higher by one or more rating organizations, or, if unrated, determined by the Manager to be of comparable quality. Senior Loans rated "B" are below investment grade and are regarded by rating organizations as predominantly speculative with respect to the borrower's ability to repay interest and principal when due over a long period. While securities rated Baa by Moody's or BBB by Standard & Poor's are considered to be "investment grade," they have some speculative characteristics.

         The Fund may invest in Senior Loans that are rated both investment grade and below investment grade by different rating organizations. The Fund can invest up to 100% of its assets in Senior Loans that are below investment grade. The Fund is not obligated to dispose of its investment in a Senior Loan if its rating drops below "B," but the Manager will monitor the loan to determine if any action is warranted or desirable. Many Senior Loans are not rated by rating organizations. The lack of a rating does not necessarily imply that a loan is of lesser investment quality. There is no limit on the Fund's investment in unrated Senior Loans. Appendix A to this Prospectus includes the definitions of the rating categories of the principal rating organizations.

         How Does the Manager Analyze Senior Loans? The Manager performs its own credit analysis of Senior Loans. The Manager obtains information from the agents that originate or administer the loans, other lenders and other sources. If a Senior Loan is rated, the Manager will also evaluate the rating organization's information about the borrower. The Manager will continue to monitor the credit quality of a Senior Loan while the Fund owns that Senior Loan.

         In its analysis, the Manager may consider many factors, including the borrower's past and future projected financial performance; the quality and depth of management; the quality of the collateral; the borrower's cash flow; factors affecting the borrower's industry; the borrower's position in the market and its tangible assets. Typically, the borrowers use the proceeds of Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings, and, to a lesser extent, other purposes. Those may be highly leveraged transactions that pose special risks.

         The Manager will consider a Senior Loan for the Fund's portfolio only if the Manager believes that a borrower under a Senior Loan is likely to repay its obligations. For example, the Manager may determine that a borrower can meet debt service requirements from cash flow or other sources, including the sale of assets, despite the borrower's low credit rating. The Manager may determine that Senior Loans of borrowers that are experiencing financial distress, but that appear able to pay their interest, present attractive investment opportunities. There can be no assurance that the Manager's analysis will disclose factors that may impair the value of a Senior Loan.

         Does the Fund Have Maturity Limits for Senior Loans? The Fund has no limits as to the maturity of Senior Loans it may purchase. Senior Loans in general have a stated term of between five and nine years. However, because Senior Loans typically amortize principal over their stated life and frequently are prepaid, their average credit exposure is expected to be two to three years.

         Senior Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a Senior Loan, the Fund will have to reinvest the proceeds in other Senior Loans or securities that may pay lower interest rates. However, prepayment and facility fees the Fund receives may help reduce any adverse impact on the Fund's yield. Because the interest rates on Senior Loans adjust periodically, the Manager believes that the Fund should generally be able to reinvest prepayments in Senior Loans that have yields similar to those that have been prepaid.

         What are the Risks of Default on Senior Loans? Generally, Senior Loans involve less risk from default than other debt obligations, because in most instances they take preference over subordinated debt obligations and common stock with respect to payment of interest and principal. However, the Fund is subject to the risk that the borrower under a Senior Loan will default on scheduled interest or principal payments. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower's debt service as the interest rate on its Senior Loan is upwardly adjusted). The Fund may own a debt obligation of a borrower that is about to become insolvent. The Fund can also purchase debt obligations that are issued in connection with a restructuring of the borrower under bankruptcy laws.

          o Collateral. Senior Loans that the Fund will purchase must be backed by collateral, as discussed in "Does the Fund Have Collateral
          Requirements for Senior Loans?" above. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund's access to the collateral, or the lenders may be unable to liquidate the collateral. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

                  If a borrower  defaults on a  collateralized  Senior Loan, the
              Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower's obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Manager determined it was appropriate to dispose of them.

          o Highly Leveraged Transactions. The Fund can invest a significant portion of its assets in Senior Loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans, and other types of acquisition financing. The Fund can also invest in Senior Loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, the Fund can invest in Senior Loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Those Senior Loans are subject to greater credit and liquidity risks than other Senior Loans.

          o Restrictive Loan Covenants. Borrowers must comply with various restrictive covenants typically contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrow prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a Senior Loan because of the borrower's violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

          o Insolvency of Borrowers. Various laws enacted for the protection of creditors may apply to Senior Loans. A bankruptcy proceeding against a borrower could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower's Senior Loans. If a lawsuit is brought by creditors of a borrower under a Senior Loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

          o Other creditors might convince the court to set aside a Senior Loan or the collateralization of the loan as a "fraudulent conveyance" or "preferential transfer." In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture. o A bankruptcy court may restructure the payment obligations under the Senior Loan so as to reduce the amount to which the Fund would be entitled. o The court might discharge the amount of the Senior Loan that exceeds the value of the collateral. o The court could subordinate the Fund's rights to the rights of other creditors of the borrower under applicable law.

                  A bankruptcy court might find that the collateral securing the
              Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss.

          o Decline in Fund Share Prices. If a borrower defaults on a scheduled interest or principal payment on a Senior Loan, the Fund may experience a reduction of its income. In addition, the value of the Senior Loan would decline, which may, in turn, cause the Fund's net asset values to fall.

Other Investments. Under normal circumstances, the Fund can invest up to 20% of its total assets (measured at the time of purchase) in investments other than Senior Loans. Those other investments are described below. More information can be found about them in the Statement of Additional Information.

         Subordinated Debt Obligations. The Fund can purchase fixed-rate and adjustable-rate subordinated debt obligations rated B or better by a rating organization or, if unrated, judged by the Manager to be of comparable quality. Subordinated debt obligations do not have the same level of priority as Senior Loans and accordingly involve more risk than Senior Loans. If a borrower becomes insolvent, the borrower's assets may be insufficient to meet its obligations to the holders of its subordinated debt.

         Short-Term, Investment-Grade Debt Obligations. The Fund can hold cash and invest in cash equivalents such as highly-rated commercial paper, bank obligations, repurchase agreements, Treasury bills and short-term U.S. government securities that are investment grade.

         Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated repurchases of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

         Unsecured Loans. The Fund can invest in floating rate senior loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore these loans present greater risks than collateralized Senior Loans. The Fund applies the same investment and credit standards to unsecured senior loans as to secured Senior Loans, except for collateral requirements.

     U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. government securities" in this Prospectus.

          o U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities greater than one year and up to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U.S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

          o Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

         Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of receivables or loans that are collateralized by the loans, other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

         Neither the Fund nor the Manager selects the borrowers whose loans are included in the pools or the collateral backing those loans. Collateralized loan obligations are subject to the credit risk of the borrower and the institution that creates the pool, as well as prepayment risks.

         Equity Securities and Warrants. The Fund can acquire warrants and other equity securities as part of a unit combining the Senior Loan and equity securities of a borrower or its affiliates. The acquisition of equity securities will be incidental to the Fund's purchase of a loan. The Fund may also acquire equity securities and warrants issued in exchange for a Senior Loan or in connection with the restructuring of a Senior Loan, subordinated and unsecured loans, and high-yield securities. Equity securities include common stocks, preferred stocks, and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuate in value.

         Investments in Other Investment Companies. The Fund can purchase shares of other investment companies to the extent permitted by the Investment Company Act. Investment companies typically pay management, custodian and other transaction costs. Therefore, the Fund would be subject to duplicate expenses to the extent that it purchases shares of other investment companies.

Other Investment Strategies. In seeking its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

         High-Yield, Lower-Grade Debt Securities of U.S. Issuers. The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, and asset-backed securities, among others, to seek high current income. The Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities. There are no restrictions on the amount that the Fund may invest in debt securities below investment grade. However, the Fund limits its investments in debt securities to those rated "B" or higher or, if unrated, deemed to be of comparable quality by the Manager. While securities rated Baa by Moody's or BBB by Standard & Poor's are considered "investment grade," they have some speculative characteristics.

         Although investment-grade securities are subject to risks of non-payment of interest and principal, lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset values per share may be affected by declines in value of these securities.

         Foreign  Securities.  The Fund can  invest  in U.S.  dollar-denominated
Senior Loans and can buy debt securities of governments and companies in countries that the Manager deems to be developed countries. Not more than 20% of the Fund's total assets may be invested in foreign securities, including Senior Loans. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.


         The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The differences in foreign laws affecting creditors' rights may pose special risks in the case of Senior Loans and other loans to foreign borrowers.

         The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policies in the U.S. or abroad, or other political and economic factors. The Fund may experience difficulty in repatriating foreign assets to the U.S. The Fund will not invest in securities of issuers in developing or emerging market countries.

         Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund can buy are zero-coupon obligations that pay no interest. These securities are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some collateralized loan obligations may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

         Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only and principal-only securities are particularly sensitive to changes in interest rates.

         The values of interest-only securities are also very sensitive to prepayments of underlying obligations. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price. The Fund can invest up to 20% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies.

         Derivative Investments. The Fund can invest in a variety of "derivative" investments, including futures contracts, put and call options, forward contracts, options on futures and broadly-based securities indices, interest rate swaps, currency swaps, total return swaps and structured notes. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. The Fund may use strategies with derivative instruments to hedge the Fund's portfolio against price fluctuations. The Fund may also use derivative investments because they offer the potential for a reduction of interest rate risk (by reducing the effective maturity of an obligation). The Fund will not use derivative instruments for speculative purposes. The Fund has established limits on its use of derivative instruments. The Fund is not required to use them in seeking its goal, and currently does not use them to a significant degree.

          o Options, Futures and Options on Futures. The Fund can buy and sell options, futures contracts and options on futures contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. The Fund will use them only as a means to hedge or manage the risks associated with the assets it holds, or in anticipation of buying or selling assets. Writing covered call options could be used to provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

          o Forward Contracts. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options may be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

          o Interest Rate Swaps, Currency Swaps and Total Return Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments or rights to pay or receive interest, such as an exchange of fixed rate payments for adjustable rate payments on Senior Loans. For example, if the Fund holds a Senior Loan with an interest rate that is adjusted only twice a year, it might swap the right to receive interest at that adjustable rate payments on that rate for the right to receive interest at a rate that is adjusted every week. In that case, if interest rates rise, the increased interest received by the Fund would help offset a decline in the value of the Senior Loan. On the other hand, if interest rates fall, the Fund's benefit from falling interest rates would decrease.

                  Foreign  currency swaps involve the exchange by the Fund and a counterparty of the right to receive foreign currency for the right to receive U.S. dollars. The relative amounts of the currencies to be received by each party are fixed at the time the swap is entered into. This locks in the right of the parties to receive a predetermined amount of a particular currency. The Fund may use these swaps to try to protect against fluctuations in exchange rates as to the currencies in which its foreign investments are denominated.

                  In  addition,  the Fund can invest in total  return swaps with appropriate counterparties. Total return swaps involve the payment by the Fund of a floating rate of interest in exchange for the total rate of return on a Senior Loan. For example, instead of investing in a particular Senior Loan, the Fund could instead enter into a total return swap and receive the total return of the Senior Loan, in return for a floating rate payment to the counterparty.

                  Under a swap,  the Fund  typically  pays a fee  determined  by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the value of the underlying asset declines over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty in addition to the swap fees. The Fund intends to invest in swap transactions only if they are exempt from regulation by the Commodity Futures Trading Commission under the Commodity Exchange Act.

                  The risk of loss with respect to interest rate swaps and total return swaps is limited to the current market value of the hedge at the time of its expiration or termination. If the other party to a swap defaults, then the Fund's risk of loss consists of the market value of the cost of replacement. The Manager will evaluate the creditworthiness of interest rate swap counterparties.

                  There is no central  exchange or market for swap  transactions and therefore they are less liquid investments than exchange-traded instruments. If the Fund were to sell a swap it owned to a third party, the Fund would still remain primarily liable for the obligations under the swap contract.

o "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments. Their principal repayments or interest payments are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the
              Fund) and the borrower issuing the note.

                  The  principal   and/or   interest   payments  depend  on  the
              performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. These notes are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Structured notes may have volatile values and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

o Risks of Derivative Instruments. Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. The Fund may hold derivative investments that are illiquid.

                  Options  trading  involves  the  payment of  premiums  and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

                  If the Manager used a hedging  instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return and share prices. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

         Temporary Defensive Investments. In times of unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be short-term U.S. government securities, highly-rated commercial paper, bank obligations or repurchase agreements. To the extent the Fund invests defensively in these securities, it might not achieve the primary aspect of its investment objective, high current income.

         Borrowing. The Fund can borrow money in amounts up to 33 1/3% of the value of its total assets at the time of the borrowings. The Fund may borrow money to finance share repurchases during Repurchase Offers and to finance the purchase of additional investments (a technique referred to as "leverage"). The Fund might borrow for leverage to attempt to maintain the desired level of investment in Senior Loans after accounting for anticipated cash flow from prepayments of Senior Loans, the sale of Fund shares, cash outflows to fulfill settlement obligations (including obligations under revolving Senior Loans to fund additional commitments) and repurchase of Fund shares.

         The Fund might borrow to acquire additional investments when the Manager believes that the interest payments and costs associated with borrowing will not exceed the total return on the investments acquired with those borrowings. However, the success of that type of leverage strategy depends on the Manager's ability to predict correctly interest rate and market movements, and there is no assurance that a leveraging strategy will be successful. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will reduce the Fund's investment performance compared to what it would have been without leveraging. The Fund can also borrow money in anticipation of cash flows in and out of the Fund. The Fund may obtain a line of credit from a financial institution. Typically, that type of line of credit will bear interest at a floating rate.

         This policy is not fundamental, and the Trustees may change this policy without shareholder approval. The Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (excluding the amount borrowed). Borrowing money involves transaction and interest costs. The Fund may pay a commitment fee or other fee to maintain a line of credit, and will pay interest on amounts it borrows. These costs can reduce the income the Fund has available for distribution to investors.

         Under the Investment Company Act, the Fund may not incur indebtedness unless immediately after it incurs debt it has "asset coverage" of at least 300% of the aggregate outstanding principal amount of the indebtedness. If the Fund fails to meet that test, it may be restricted from declaring or paying dividends. Failure to pay certain dividends could cause the Fund to fail to qualify as a regulated investment company, which could make the Fund liable for income and excise taxes. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

         Lending Portfolio Securities. To raise cash for liquidity purposes or income, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions under procedures approved by the Fund's Board of Trustees and administered by the Manager. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund currently does not intend to lend securities, but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

         There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the value of the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

Performance Information

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "dividend yield," "average annual total return," and "cumulative total return." The Statement of Additional Information contains an explanation of how yields and total returns are calculated. You can obtain current performance information for the Fund by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

How the Fund Is Managed

The Board of Trustees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board is elected by shareholders and meets periodically throughout the year to oversee the Fund's business, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information identifies the Trustees and officers of the Fund (who are elected by the Trustees) and provides more information about them.

The Manager. The Fund's Manager, OppenheimerFunds, Inc., chooses the Fund's investments and handles its day-to-day business. The Manager selects the Fund's portfolio securities and the brokers through which the Fund executes its portfolio transactions, furnishes offices, facilities, and equipment, and provides the services of its employees to carry out the Fund's business and regulatory filings. The Manager performs its duties, subject to the policies established by the Fund's Board of Trustees, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. For example, the Fund pays for its own brokerage costs, and custodian, transfer agent, accounting and legal fees. The Agreement permits the Manager to employ broker-dealers that are affiliates of the Fund or the Manager in executing the Fund's portfolio transactions. However, it is expected that most of the Fund's portfolio transactions will be principal trades at net prices, for which no broker-dealer is used.

         The Manager has been an investment adviser since January 1960. The Manager (including subsidiaries) managed private accounts and investment companies, including other Oppenheimer funds, with assets of more than $125 billion as of September 30, 2000, and with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.

Portfolio Managers. The portfolio managers of the Fund since its inception in September 1999 have been Arthur Zimmer and Joseph Welsh. Margaret Hui has been an Associate Portfolio Manager of the Fund since October 1999. Mr. Zimmer is also a Vice President of the Fund and a Senior Vice President of the Manager and has been a portfolio manager with OppenheimerFunds since 1990. He also serves as an officer and portfolio manager for other Oppenheimer funds.

     Mr. Welsh is an Assistant Vice President of the Manager and of the Fund. He joined the Manager in January 1995 as a high yield bond analyst. Prior to joining the Manager, Mr. Welsh was a high yield bond analyst for W.R. Huff Asset Management (from November 1991 to December 1994).

         Ms. Hui is an Assistant Vice President of the Manager and of the Fund. She joined the Manager in October 1999. Prior to that she was a Vice President - Syndications of Sanwa Bank California (from January 1998 to September 1999). From May 1990 to January 1998 she was a Vice President of Banque Nationale de Paris.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Manager has voluntarily agreed to reduce its management fee by 0.20% of average annual net assets. It can amend or terminate that voluntary waiver at any time. That fee reduction has the effect of reducing the Fund's overall expenses, thereby increasing its yield.

A b o u t   Y o u r   A c c o u n t

How to Buy Shares

How Do You Buy Shares? The Fund offers its Class A, its Class B and Class C shares continuously at the respective offering price for each class of shares. The Fund's shares are sold through the Fund's general distributor, OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager (the "Distributor") on a "best-efforts" basis. That means the Distributor is not required to sell a specific number of shares, and it does not make a market in the Fund's shares.

         You can buy shares several ways, as described below. The Distributor may appoint servicing agents to accept purchase orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares. Investors considering purchase of shares of the Fund for retirement plan accounts from which required minimum distributions must be taken starting at age 70 1/2 should consider the limitations on repurchases of shares described in "Retirement Plans," below.

o Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you do not list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

                 You  can  also  pay  for  shares  you   purchase   through  the
             Distributor by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.



o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must I Invest? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.
o Under retirement plans, such as IRAs, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.
o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent or visit www.oppenheimerfunds.com), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? The Fund sells its shares at their offering price, which is equal to the "net asset value" per share. The offering price that applies to a purchase order is the net asset value per share next calculated after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

         The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 p.m., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".


o To buy shares at the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

o If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 p.m.) to receive that day's offering price. Otherwise, the order will receive the next offering price that the Fund determines.

         How the Fund Calculates its Net Asset Values. The Fund determines the net asset value per share of a class of shares by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. To determine net asset values, the Fund's Board of Trustees has established procedures to value the Fund's securities. For debt securities traded in a recognized market, the valuations are, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

         The Manager values Senior Loans (and other loans) held by the Fund for which an active secondary market exists (in the opinion of the Manager) on the basis of market value, which may include valuations provided by a pricing service approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices of comparable loans on the basis of quality, yield and maturity. Loans for which no reliable market valuations are available will be valued by the Manager at fair value, following procedures established by the Fund's Board of Trustees. In making such valuations, the Manager considers such factors and data as:

(1)           fundamental  analytical  data  relating to the Senior
              Loan, including the cost, size, current interest rate and base lending rate of the Senior Loan, the terms and conditions of the loan agreement and any related agreements, and the position of the loan in the borrower's capital structure,
(2) the creditworthiness of the borrower based upon an evaluation of its financial condition, financial statements and information about its business, cash flows, capital structure and future prospects;
(3)           the nature, adequacy and value of the loan collateral,
(4) information relating to the market for the loan, including any price quotations from reliable dealers for trading in interests in similar loans,
(5) the market environment and investor attitude toward the loan and similar loans,
(6) the reputation and financial condition of the agent and any intermediate participants, and
(7) general economic and market conditions that the Manager believes affect the fair value of the loan.

         Because some foreign securities trade in markets and on exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on days when investors cannot buy shares.

What Classes of Shares Does the Fund Offer? The Fund has three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class B.

o Class A Shares. Class A shares are not available for direct purchase except by exchange of Class A shares of certain other Oppenheimer funds or through "wrap" programs offered by financial advisors that have a special agreement with the Distributor. Class B shares automatically convert to Class A shares 72 months after purchase. (See "Automatic Conversion of Class B Shares," below.) Class A shares are sold at net asset value without sales charge but Class A shares purchased by exchange may be subject to an Early Withdrawal Charge (see "Class A Early Withdrawal Charge," below).

o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but your shares will be subject to an annual asset-based distribution fee. If you tender your shares for repurchase and they are repurchased by the Fund within five years after you originally bought them, normally you will pay an Early Withdrawal Charge. That Early Withdrawal Charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but your shares will be subject to an annual asset-based distribution fee. If you sell your shares within 12 months after your originally bought them, normally you will pay an Early Withdrawal Charge of 1%, as described in "How Can You Buy Class C Shares?" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of asset-based sales charges and Early Withdrawal Charges on your investment will vary your investment results over time.

         The discussion below assumes you are not purchasing shares under a wrap program and is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current Early Withdrawal Charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

         How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, after 72 months, Class B shares convert to Class A shares, which have lower expenses than Class C shares.

          o Investing for the Shorter Term. While the Fund is intended as a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for less than six years), you should probably consider purchasing Class C shares rather than Class B shares. That is because of the effect of the Class B Early Withdrawal Charge if you tender your shares for repurchase within five years of buying them, as well as the effect of the Class B asset-based distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice, because the Early Withdrawal Charge does not apply to amounts you tender for repurchase after holding them one year.

          o Investing for the Longer Term. If you are investing for the longer-term, and do not expect to need access to your money for five years or more, Class B shares may be appropriate.

How Do Share Classes Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Early Withdrawal Charges compensate the Distributor for commissions and expense reimbursements it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Are There Any Early Withdrawal Charge Waivers? Appendix B to the Statement of Additional Information details the conditions for the waiver of Early Withdrawal Charges that apply in certain cases, or that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. The Class B and Class C Early Withdrawal Charges are waived in the case of repurchases of shares owned by present and former officers, directors, trustees or employees (and their "immediate families" as that term is defined in Appendix B to the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. To receive a waiver, you must advise the Distributor when buying shares or the Transfer Agent when submitting a repurchase request that the special conditions apply.

How Can You Buy Class A Shares? The Fund sells Class A shares at their current net asset value without an initial sales charge. Class A shares may be acquired only by advisors having special agreements with the Distributor for "wrap-fee" accounts, or by exchange of Class A shares of certain other Oppenheimer funds (as described in "How To Exchange Shares," below). Class B shares automatically convert to Class A shares 72 months after purchase, as described below.

         Class A shares of another Oppenheimer fund that were purchased subject to the Class A contingent deferred sales charge of that fund and are still subject to that Class A contingent deferred sales charge at the time of exchange will become subject to the Fund's Class A Early Withdrawal Charge. If any of those Class A shares of the Fund that are subject to the Class A Early Withdrawal Charge are repurchased within 18 months of the end of the calendar month of the original purchase date of the exchanged shares, an Early Withdrawal Charge may be deducted from the repurchase proceeds. That Early Withdrawal Charge will be equal to 1.00% of the lesser of (1) the aggregate net asset value of the repurchased shares calculated at the Repurchase Pricing Date or (2) the original net asset value of the repurchased shares.

How Can You Buy Class B Shares? The Fund sells Class B shares at their current net asset value per share without an initial sales charge. However, if you tender your Class B shares for repurchase in a Repurchase Offer and they are accepted for repurchase within a holding period of five years from the end of the calendar month of their purchase, the Fund will deduct an Early Withdrawal Charge from the repurchase proceeds. The Class B Early Withdrawal Charge is used to compensate the Distributor for its expenses in providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the Early Withdrawal Charge will depend on the number of years since you bought the shares and the dollar amount the Fund has repurchased, according to the following schedule for the Class B Early Withdrawal charge holding period:


Years Since the Date on Which the Purchase Order was         Early Withdrawal Charge on Shares Accepted for
Accepted                                                     Repurchase in That Year (As % of Amount Subject to
                                                             Charge)
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                          0 - 1                                                       3.0%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                           1 - 2                                                       2.0%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                           2 - 3                                                       1.5%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                           3 - 4                                                       1.5%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                           4 - 5                                                       1.0%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                      5 and following                                                  None
------------------------------------------------------------ ---------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the Early Withdrawal Charge, all purchases are considered to have been made on the first regular business day of the month during which the purchase was made. If your Class B shares that are repurchased were acquired by exchange of Class B shares of another Oppenheimer fund, they will be subject to the Class B contingent deferred sales charge rate of the original fund, which may be higher than the Early Withdrawal Charge rate of this Fund for a comparable holding period.


         Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after the end of the month in which you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset values of the two classes, and no Early Withdrawal Charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can You Buy Class C Shares? The Fund sells Class C shares at net asset value per share without an initial sales charge. However, if you tender your Class C shares for purchase in a Tender Offer within a holding period of 12 months from the end of the calendar month of their purchase, the Fund will deduct an Early Withdrawal Charge of 1.0% from the repurchase proceeds. The Class C Early Withdrawal Charge is used to compensate the Distributor for its expenses in providing distribution-related services to the Fund in connection with the sale of Class C shares.

Distribution and Service Plans

         Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. The Fund will pay this fee quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor will use all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

         Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor a distribution fee (which is deemed to be an "asset-based sales charge") of up to 0.75% of average annual net assets on Class B shares and on Class C shares. The Board of Trustees has currently set that fee rate at 0.50% of average annual net assets of the respective class per year under each plan but may increase it up to 0.75% in the future. The Fund also pays the Distributor a service fee of 0.25% of average annual net assets under each plan.

         The distribution fee and service fees increase Class B and Class C expenses by 0.75% of the average annual net assets of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.


         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the dealer sold the shares. After the shares have been held for one year, the Distributor pays the service fees to dealers on a quarterly basis.

         The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount that the Distributor pays to the dealer at the time of sale of Class B shares is therefore 3.00% of the purchase price. The Distributor retains the Class B distribution fee.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount that the Distributor pays to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the distribution fee as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

AccountLink. You can use the OppenheimerFunds AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

          o  transmit  funds  electronically  to  purchase  shares by  telephone
          (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or

          o have the Transfer Agent send repurchase proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

         You may purchase shares by telephone only after the Fund has established your account. You can then purchase shares in amounts up to $250,000 through a telephone representative. To do so, call the Distributor at
1.800.852.8457. The Fund will debit the purchase payment from your bank account.

         You should request AccountLink privileges on your purchase Application or your dealer's settlement instructions if you buy your shares through a dealer. You can also establish AccountLink privileges after you open your Fund account by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, you can change any bank account information by providing signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.


PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. You may use PhoneLink on already established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

         Purchasing Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1.800.533.3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund to pay for these purchases.

         Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can request exchanges of your Fund shares by phone to another OppenheimerFunds account you have already established by calling the special PhoneLink number. You can exchange shares only in connection with a repurchase through a Repurchase Offer, described below.

Can You Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the web site may be inaccessible or its transaction features may be unavailable.

          Retirement Plans. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

          o Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and Education IRAs.

          o SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.

          o 403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

         The Fund's shares are not offered to 401(k) plans or other profit-sharing or pension plans. Please call the Distributor for
OppenheimerFunds retirement plan documents, which include applications and important plan information.

         Special Considerations for Retirement Plan Investors. Unlike shares of an open-end fund, the Fund's shares are not redeemable daily, and unlike traditional closed-end funds, the Fund has not registered its shares on an exchange. Therefore there is no market on which the Fund's shares can be readily sold. Although the Fund has adopted a policy of making quarterly Repurchase Offers, they may not provide retirement plan investors with the degree of liquidity they may need to make mandatory retirement plan distributions after age 70 1/2. Even during a Repurchase Offer, a retirement plan investor might not be able to have all of the shares repurchased that are necessary to meet minimum distribution requirements. Because of the limited liquidity of Fund shares, the Fund may not be appropriate for 401(k), pension, or profit-sharing plans and is normally not offered to those plans. Other retirement plan investors may wish to consider limiting the amount of their retirement plan assets that are invested in the Fund.

Periodic Repurchase Offers

         The Fund has adopted repurchase policies, described below. Each quarter, the Fund intends to make a "Repurchase Offer," to repurchase a portion of the Fund's outstanding shares from shareholders. The Repurchase Offers are designed to provide some liquidity for Fund investors who wish to sell some or all of their shares, because currently there is no secondary market for the Fund's shares, and it is not anticipated that a secondary market will develop. A secondary market is a market, exchange facility or system for quoting bid and asked prices where investors can readily buy and sell securities after their initial distribution. Without a secondary market, Fund shares are not liquid, which means that you may not be able to readily sell them.

         For purposes of Repurchase Offers, all of the Fund's classes of shares are considered to be a single class, and Repurchase Offers are not pro-rated among the classes of shares. The Fund normally will repurchase shares that are tendered by the Repurchase Request Deadlines and accepted for repurchase at the net asset values per share determined as of the Fund's close of business (which is the close of business of The New York Stock Exchange, normally 4:00 p.m.) on the Repurchase Pricing Date. The Repurchase Pricing Date is normally expected to be the regular business day that is the Repurchase Request Deadline. That is the day the Repurchase Offer ends, and under SEC regulations may not be more than 14 days after the Repurchase Request Deadline (or the next business day if the l4th day is not a business day), as described below.

Repurchase Offer Notices. The Fund will send shareholders a written notification of each Repurchase Offer. The Fund will send the notification to shareholders at least 21 days but not more than 42 days before the Repurchase Request Deadline for a Repurchase Offer. The notification will include information about the Repurchase Offer, including:

               o the percentage of the Fund's shares to be repurchased (the "Repurchase Amount") o how you may request the Fund to repurchase your shares o the Repurchase Request Deadline, which is the date that the Repurchase Offer ends and the date by which the Transfer Agent must receive your repurchase request

               o the Repurchase Pricing Date, which is the day the Fund calculates the net asset values per share that apply to shares repurchased in a Repurchase Offer, and

               o the Repurchase Payment Deadline, which is the date by which the Fund will send the payment to shareholders for Fund shares accepted for repurchase. That date will be not more than 7 days after the Repurchase Pricing Date.

         A shareholder may tender all or some of his or her shares for repurchase. There is no minimum number of shares that must be tendered. You may withdraw or change a Repurchase Request at any time up until the Repurchase Request Deadline for a particular Repurchase Offer, but not after that date. The Repurchase Request Deadline will be strictly observed.

         Repurchase Request Deadline. The Fund's Board of Trustees will establish the Repurchase Request Deadline for each Repurchase Offer based on factors such as market conditions, the level of the Fund's assets and shareholder servicing considerations. It is anticipated that the Repurchase Request Deadline for each quarterly Repurchase Offer will be the close of business on the last regular business day of January, April, July and October.

         Repurchase Pricing Date. The repurchase price of the Fund's shares for a particular Repurchase Offer will be the net asset value determined as of the close of The New York Stock Exchange on the Repurchase Pricing Date for that Offer. The Fund anticipates that the Repurchase Pricing Date for an Offer normally will be the same date as the Repurchase Request Deadline for that offer. In that case, the Fund will set the Repurchase Request Deadline for a time no later than the close of The New York Stock Exchange on that date. The Fund, however, may choose to make the Repurchase Pricing Date for a Repurchase Offer as many as 14 days after the Repurchase Request Deadline for that Offer. If that day is not a regular business day, then the Repurchase Pricing Date for that Offer will be the following regular business day.

         The Fund does not presently plan to deduct any special servicing or repurchase fees from the repurchase proceeds (other than any applicable Early Withdrawal Charges.) However, in the future the Board of Trustees may determine to impose a repurchase fee payable to the Fund to help it defray its expenses of making Repurchase Offers. If that fee is imposed, it may not exceed 2% of the repurchase proceeds.

         Repurchase Payment Deadline. The Fund will pay repurchase proceeds in cash, usually within seven days after each Repurchase Pricing Date. The payment date is referred to as the "Repurchase Payment Deadline."

         Repurchase Offer Amounts. Each quarter, the Fund's Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

         Oversubscribed Repurchase Offers. The Fund may not be able to repurchase the entire amount of shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount. If shareholders tender more shares than the Fund has decided to repurchase, the Fund will repurchase the tendered shares on a pro-rata basis, rounded down to the nearest full share. If you tender fewer than 100 shares, however, the Fund may decide to accept all of those shares before repurchasing shares tendered by other shareholders on a pro-rata basis.

         If a Repurchase Offer is oversubscribed, shareholders may be unable to liquidate some or all of their investment during that Repurchase Offer. In that case, the shareholder may have to wait until a later Repurchase Offer to tender shares for repurchase and would be subject to the risk of share price fluctuations during that period. There is a risk that because of the potential for pro-ration, some investors might tender more shares than they wish to have repurchased to try to ensure the repurchase of at least some shares.

Fundamental Policies on Repurchases. The following policies of the Fund concerning Repurchase Offers are fundamental, which means that the Board of Trustees cannot change these policies without the vote of the holders of a "majority of the fund's outstanding voting securities," as that term is defined in the Investment Company Act:
o Periodic Repurchase Offers. The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act (as that Rule may be amended from time to time).
o Repurchase Request Deadline. Repurchase Offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Repurchase Request Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.
o Repurchase Pricing Date. The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for that Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.

Other Repurchase Policies. Other policies in this Prospectus describing Repurchase Offers and related procedures are not fundamental, which means that the Board can change them without approval of shareholders. The Fund's Board of Trustees may establish other policies for repurchases of shares that are consistent with the Investment Company Act and other relevant laws and regulations. For example, once every two years, the Board may, if it chooses, make an additional Repurchase Offer to repurchase shares in addition to regular quarterly Repurchase Offers.

Special Considerations and Risks of Repurchases. In addition to the limitations and risks discussed elsewhere in this Prospectus, there are a number of other factors affecting Repurchase Offers that investors should consider, as summarized below:


               o Early Withdrawal Charges. You may be subject to Early Withdrawal Charges if the Fund repurchases your Class B shares within 5 years after the end of the month in which you purchased them or repurchases your Class C shares within 1 year after the end of the month in which you purchased them. You may be subject to an Early Withdrawal charge on Class A shares that are repurchased if those shares were acquired by exchange of Class A shares of another Oppenheimer fund that were originally purchased subject to a Class A contingent deferred sales charge and are repurchased by the Fund within 18 months of the end of the calendar month in which the original purchase occurred (see "How Early Withdrawal Charges Affect Repurchases," below).

o Borrowing. The Fund intends to raise cash to repurchase shares by the sale of liquid portfolio securities or the use of cash on hand. The Fund may borrow money to finance the repurchase of shares in Repurchase Offers, subject to its investment restrictions on borrowing. Interest on the borrowings may increase the Fund's expenses and reduce the Fund's net investment income for shareholders who do not tender their shares for repurchase. See "Investment Restrictions" in the Statement of Additional Information.

o Differences Between Market Value and Net Asset Value. If a secondary market were to develop for the Fund's shares, the shares could, at times, trade in that market at a discount from the net asset value per share. A number of factors could cause those differences, including the relative demand for and supply of shares and the performance of the Fund. The Fund's policy of making quarterly Repurchase Offers for shares at net asset value might not alleviate the discount of the market price from net asset value per share.

o Decrease in Fund Assets. Although the Board believes that the Fund's policy of making quarterly Repurchase Offers will generally benefit shareholders by providing liquidity, the repurchase of shares could cause the Fund's total assets to decrease unless offset by new sales of shares. The Fund's expense ratio might therefore increase as a result of repurchases. Repurchase Offers might also decrease the Fund's investment flexibility, in part because of the Fund's need to hold liquid assets to satisfy repurchase requests. The impact may depend on the number of shares that the Fund repurchases and the ability of the Fund to sell additional shares.

o Asset Coverage for Borrowings. Repurchases of Fund shares may significantly reduce the asset coverage for any Fund borrowings. The Fund may not repurchase shares if the repurchase results in its asset coverage levels falling below the requirements of the Investment Company Act. As a result, in order to be able to repurchase shares tendered, the Fund may be forced to repay all or a part of its outstanding borrowings to maintain the required asset coverage.


o Forced Sale of Portfolio Securities. During the period from notification to shareholders of a Repurchase Offer until the Repurchase Pricing Date, the Fund will maintain liquid assets equal to 100% of the Repurchase Offer Amount. The Fund intends to finance Repurchase Offers with cash on hand, cash raised through borrowings, or the sale of portfolio securities. To complete a Repurchase Offer, the Fund might be required to sell portfolio securities to raise cash. This might cause the Fund to realize gains or losses at a time when the Manager would otherwise not want the Fund to do so. It might increase portfolio turnover and the Fund's portfolio transaction expenses, reducing the Fund's net income to distribute to shareholders.

o Alternative Means to Provide Liquidity to Shareholders. The Board may consider other means to provide liquidity for shareholders if Repurchase Offers do not enable the Fund to repurchase the amount of shares tendered by shareholders. Those actions might include evaluating any secondary market that may exist for shares and determining whether that market provides liquidity for shareholders. The Board might consider all available options to provide liquidity. One possibility that the Board may consider is listing the shares on a major domestic stock exchange or arranging for the quotation of shares on an over-the-counter market.

o Taxes. The Fund's repurchase of shares is a taxable event to the tendering shareholder. See "Dividends, Capital Gains and Taxes."

Suspension or Postponement of Repurchase Offers. The Fund may postpone or suspend Repurchase Offers, but only in accordance with certain regulatory requirements. A postponement or suspension may occur only if approved by a vote of a majority of the Board of Trustees, including a majority of the Independent Trustees. The Fund will send shareholders a notice if there is a suspension or postponement of a Repurchase Offer and if an Offer is renewed after a suspension or postponement. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

o If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code,
o During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the Net Asset Values of the Fund's shares,
o During other periods that the SEC permits the suspension or postponement of offers by the Fund for the protection of its shareholders,
o If the Fund's shares were to be listed on a stock exchange or are quoted on an inter-dealer quotation system of a national securities association (such as Nasdaq) and the repurchase would cause the shares to lose that listing or quotation, or
o During any period in which The New York Stock Exchange or any other market on which the Fund's portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

Repurchase Procedures. You can tender some or all of your Fund shares for repurchase after you receive Notification of a Repurchase Offer. You can tender shares by written instructions or by telephone. Your Repurchase Request must be received by the Fund's Transfer Agent by its close of business on the Repurchase Request Deadline. That deadline will be enforced strictly and if your request is not received by that time, you will have to wait until the next Repurchase Offer is made to tender your shares for repurchase.

         Your Repurchase Request must be in proper form (which means that it must comply with the procedures described below) and must first be accepted by the Fund, as described above. If you have questions about any of these procedures, and especially if you are tendering shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

         If your repurchase request is for a dollar value rather than a specified number of shares, and if the Fund would be required to repurchase shares subject to an Early Withdrawal Charge to meet your request, the Fund will treat the request as a request to provide you with the net proceeds you have requested after payment of the Early Withdrawal Charge and will repurchase an additional number of shares to pay the Early Withdrawal Charge (assuming that your request is accepted).

         Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following repurchase requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

               o You wish to have the Fund repurchase shares worth $100,000 or more and send you a check o The check for the repurchase is not payable to all shareholders listed on the account statement

               o The repurchase check is not sent to the address of record on your account statement

               o Your shares are being transferred to the name of a different owner o Shares are being tendered for repurchase by someone (such as an Executor) other than the owners listed in the account registration

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

               o  a  U.S.  bank,   trust   company,   credit  union  or  savings
               association,  or

               o a foreign bank that has a U.S.  correspondent bank, or

               o a U.S. registered dealer or broker in securities, municipal securities or government securities, or

               o a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

         Retirement Plan Accounts. There are special procedures to tender shares held in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your repurchase request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the repurchase of the Fund shares in your plan account.

         Sending Repurchase Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of repurchased shares sent by Federal Funds wire to a bank account you designate. The account must be at a commercial bank that is a member of the Federal Reserve wire system. The minimum amount you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

          How Do You Tender Shares for Repurchase by Mail? You can use the Fund's Repurchase Request Form or you can write a letter to the Transfer Agent that includes: o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares you request to be repurchased o Any special payment instructions o The signatures of all registered owners exactly as listed in the account statement, and o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking the Fund to repurchase the shares (such as Letters Testamentary of an Executor).


Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270


Send courier or express mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231


         Can You Submit Repurchase Requests by Telephone? You and your dealer representative of record may also submit Repurchase Requests by telephone. You may not submit Repurchase Requests by telephone for Fund shares held in an OppenheimerFunds retirement plan account.

               o To request repurchase through a service representative, call 1.800.852.8457

               o To request repurchase on PhoneLink, call 1.800.533.3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

         Are There Limits on Repurchase Requests Submitted by Telephone? If you request payment by check, you may request repurchase of up to $100,000 by telephone in a single Repurchase Offer. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         There are no dollar limits on repurchase requests submitted by telephone if you have the proceeds sent to a bank account you designate when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the Repurchase Payment Deadline. You do not receive dividends on the proceeds of the shares while they are waiting to be transferred.

How Early Withdrawal Charges Affect Repurchases. If you purchase shares subject to Class A, Class B or Class C Early Withdrawal Charges and those shares are accepted for repurchase during the applicable holding period for the class of shares, the Early Withdrawal Charge will be deducted from the repurchase proceeds, unless you are eligible for a waiver of that charge based on the categories listed in Appendix B to the Statement of Additional Information and advise the Transfer Agent of your eligibility for the waiver when you submit your repurchase request.

         The Early Withdrawal Charge will be based on the lesser of the net asset value of the repurchased shares at the time of repurchase or the original net asset value. The Early Withdrawal Charge is not imposed on: o the amount of your share value represented by an increase in net asset value over the initial purchase price,

               o shares purchased by the reinvestment of dividends or capital gains distributions, or

               o shares repurchased in the special circumstances described in Appendix B to the Statement of Additional Information.

          To  determine   whether  an  Early  Withdrawal  Charge  applies  to  a
     repurchase, the Fund repurchases shares in the following order:

               1. shares acquired by reinvestment of dividends and capital gains distributions,

               2. shares held for the holding period that applies to that class, and

               3. shares held the longest during the holding period.

         Early Withdrawal Charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable Early Withdrawal Charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

Reinvestment Privilege. If the Fund repurchases some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the repurchase proceeds in Class A shares of one of the other Oppenheimer mutual funds without paying sales charge. This privilege applies only to Class A shares you acquired by conversion of Class B shares and Class A and B shares on which you paid an Early Withdrawal Charge when you tendered them for repurchase. You may not reinvest repurchase proceeds in Class A shares of this Fund. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Exchange Shares

               o You may exchange shares of the Fund for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without a sales charge. You may exchange your shares of the Fund only in connection with a quarterly Repurchase Offer. To exchange shares, you must meet several conditions:

               o Your  request  must  comply  with the  terms of the  Repurchase
               Offer.

               o Shares of the fund selected for exchange must be available for sale in your state of residence.

               o The Prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

               o You must hold the Fund shares for at least seven days before the Repurchase Request Deadline before you can exchange them in a Repurchase Offer.

               o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.

               o Before exchanging into a fund, you must obtain and read its Prospectus.

         You may exchange shares of a particular class of the Fund only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class B shares of this Fund only for Class B shares of another Oppenheimer fund. You may acquire Class B or Class C shares of this Fund by exchange only of the same class of another Oppenheimer fund. Class A shares of this Fund may be acquired by exchange of Class A shares of other Oppenheimer funds (except Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc.) If any Class A shares of another Oppenheimer fund that are exchanged are subject to the Class A contingent deferred sales charge of that fund at the time of exchange, they will be subject to the Fund's Class A Early Withdrawal Charge if they are repurchased prior to the end of the 18th month after the end of the calendar month in which the exchanged Class A shares were originally purchased .

         In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares are treated as a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

How Do You Submit Exchange Requests? When you receive notice of a
Repurchase Offer, you may submit your exchange request in writing or by telephone.

         Written Exchange Requests. The Transfer Agent must receive your OppenheimerFunds Exchange Request form (or a letter of instructions) requesting an exchange, signed by all owners of the account, before the Repurchase Request Deadline for a Repurchase Offer. Send it to the Transfer Agent at the address on the inside back cover of this Prospectus.

         Telephone Exchange Requests. You can submit exchange requests by telephone. Either call a service representative at 1.800.852.8457 or use PhoneLink by calling 1.800.533.3310. You can make telephone exchanges only between accounts that are registered in the same name(s) and address.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:

               o The Transfer Agent must receive your exchange request no later than the close of business (normally 4:00 p.m.) on the Repurchase Request Deadline.

               o The Fund is not an appropriate investment for investors who are (or use) market timers. Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

               o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.

               o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged, and if a Repurchase
               Offer is oversubscribed, it is possible that only a pro-rata amount of your shares may be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying shares, tendering shares for repurchase, and exchanging shares is contained in the Statement of Additional Information.

Offering of Shares. The Fund may suspend the offering of shares during any period in which the determination of net asset values is suspended, and the Fund may suspend the offering at any time the Board believes it is in the Fund's best interest to do so.

Share Certificates.  Share certificates are not available.

Telephone  Transaction  Privileges.  The Fund may modify,  suspend or  terminate
Telephone Transaction Privileges at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.


Recording of Calls. The Transfer Agent will record telephone calls to verify data concerning transactions. It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions they reasonably believe to be genuine.

Requests Must Be In Proper Form. The Transfer Agent will not honor any requests to repurchase or exchange shares in a Repurchase Offer unless it receives all required documents in proper form by the Repurchase Request Deadline.

Networking Arrangements. Dealers that can perform account transactions for their clients by participating in Networking through the National Securities Clearing Corporation must obtain their clients' permission to perform those transactions. Those dealers are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The Fund's Net Asset Values Will Vary. The Net Asset Values for the Fund's different classes of shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate. The repurchase price, which is the applicable net asset value per share, will normally differ for each class of shares. The repurchase value of your shares may be more or less than their original cost.

Payment for Repurchased Shares. The Fund ordinarily makes payment for repurchased shares in cash. The Fund will send the money by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Repurchase Pricing Date for the relevant Repurchase Order (if the Transfer Agent has received repurchase documentation in proper form by the Regular Request Deadline). However, under unusual circumstances determined by the SEC, payment may be delayed or suspended.

Involuntary Repurchases of Small Accounts. The Fund may involuntarily repurchase the shares in your account if the account value has fallen below $200 for reasons other than the fact that the market value of the shares has dropped. In some cases, the Fund may make involuntary repurchases to repay the Distributor for losses from the cancellation of share purchase orders. The Fund will provide notice to shareholders prior to making an involuntary repurchase of shares, including information about how to avoid that repurchase by increasing the size of the account.

"Backup Withholding." The Fund may apply "backup withholding" of federal income tax against taxable dividends, distributions and repurchase proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.


Multiple Copies of Reports. To avoid sending duplicate copies of Fund reports to households, the Fund will mail only one copy of each annual prospectus and annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund by reducing mailing costs. However, if you want to receive multiple copies of these documents, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop "householding."


Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. The Fund will not pay or declare daily dividends on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares.

         The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's investment portfolio and the expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, because they normally have higher expenses than Class A shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or other distributions.

Capital Gains Distributions. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

What Are Your Choices for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. If you do not select an option, all dividends and distributions will be reinvested in Fund shares for your account. You have four options:

         Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

         Reinvest Certain Types of Distributions. You can elect to reinvest some distributions - dividends, short-term capital gains or long-term capital gains -- in the Fund while receiving your other distributions by check or having them sent to your bank account through AccountLink.

         Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

         Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund in which you have established an account.

Taxes. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code. That means that in each year it qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. The Fund reserves the right not to qualify. If your Fund shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
o Whether you receive them in cash or reinvest them, dividends and capital gains distributions are subject to federal income tax and may be subject to state and local taxes.
o Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your shares.
o Every year the Fund will send you and the IRS a statement showing the amount of any taxable dividends and other distributions the Fund paid to you in the previous year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.
o Because the Fund's share prices fluctuate, you may have a capital gain or loss when your shares are repurchased or you exchange them. A capital gain or loss is the difference between the price you paid for the shares and the price you received when they were accepted for repurchase or exchange. Generally, when shares of the Fund you have tendered are repurchased, you must recognize any capital gain or loss on those shares.
o It is possible (although the Fund believes it is unlikely) that if a shareholder tenders less than all of his or her shares in a Repurchase Offer, the offer might not be treated as a sale or exchange for federal income tax purposes. In that case the payment of the repurchase proceeds may be subject to income tax as ordinary income, a return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the shares. If that occurs, there is a risk that non-tendering shareholders could be considered to have received a "deemed" distribution subject to tax in whole or in part as ordinary income. The income tax consequences of the repurchase of shares pursuant to Repurchase Offers will be disclosed in the related Repurchase Offer documents.
o If you buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to you as a taxable distribution.
o You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will identify returns of capital in shareholder notices.

This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Additional Information About the Fund

The Fund's Voting Shares. Shares of the Fund are freely transferable, and each share of the Fund represents an interest in the Fund proportionately equal to the interests of each other share of the same class. Each class of shares of the Fund pays its own dividends and other distributions, and pays certain expenses which may be different from those of other classes.

         Each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares of all classes are voted in the aggregate and not by class, except when voting by class is required by law or when matters affect a particular class or classes. Each class may have separate voting rights on matters in which the interests of that class are different from the interests of another class.

         The Fund's Classes of shares do not have pre-emptive or conversion rights (other than the automatic conversion of Class B shares for Class A shares described above) or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders of a class after all expenses and debts have been paid.

Anti-Takeover Provisions. The Fund has certain anti-takeover provisions in its Declaration of Trust. They are intended to limit the ability of entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The affirmative vote or consent of the holders of two-thirds of the outstanding shares of the Fund is required for the following transactions involving a "Principal Shareholder" (a person, corporation or other entity that owns 5% or more of the outstanding shares of the Fund):

               o Merger or consolidation of the Fund into any Principal Shareholder,

               o Conversion of the Fund from a closed-end to an open-end investment company (except that if the Board of Trustees recommends such conversion, the approval of a majority of the Fund's outstanding voting shares will be sufficient),

               o Issuance of any securities of the Fund to any Principal Shareholder (other than the Manager or Distributor) for cash,

               o Sale, lease, or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate market value of less than $1 million),

               o Sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate market value of less than $1 million).

         However, the affirmative vote or consent of two-thirds of the outstanding shares of the Fund will not be required for those transactions if the Board of Trustees under certain conditions approves the transaction. Additionally, the provisions of the Fund's Declaration of Trust containing the above anti-takeover provisions cannot be amended without the affirmative vote of two-thirds of the outstanding voting shares of the Fund.

         These provisions may make it more difficult to convert the Fund to an open-end investment company or to consummate any of the other transactions without the approval of the Board of Trustees or approval by the owners of two-thirds of the Fund's outstanding voting shares. The anti-takeover provisions could also deprive shareholders of the Fund of the opportunity to sell their Fund shares at a premium over Net Asset Value in the event that a secondary market for the Fund's shares develops, by discouraging third parties from seeking to obtain control of the Fund by a tender offer or similar transaction. The Board has considered these provisions and has concluded that they are in the best interests of the Fund and its shareholders because they will likely require persons seeking control of the Fund to negotiate with its management regarding the price to be paid.

Table of Contents of the Statement of Additional Information dated November 30, 2000



This is the Table of Contents of the Fund's Statement of Additional Information dated November 30, 2000. It should be read together with the Prospectus. You can obtain the Statement of Additional Information by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown on the back cover.


Contents

                                                                          Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks....  2
     More Information About Senior Loans.................................  2
         Main Risks of Debt Securities...................................  8
         Other Debt Securities the Fund Can Buy..........................  11
     Other Investment Techniques and Strategies..........................  13
     Portfolio Turnover..................................................  36
     Investment Restrictions.............................................  39
How the Fund is Managed..................................................  39
     Organization and History............................................  39
     Trustees and Officers of the Fund...................................  40
     The Manager.........................................................  46
Brokerage Policies of the Fund...........................................  48
Distribution and Service Plans...........................................  49
Performance of the Fund..................................................  53

About Your Account
How To Buy Shares........................................................  57
Periodic Offers to Repurchase Shares.....................................  63
How To Exchange Shares...................................................  65
Dividends, Capital Gains and Taxes.......................................  68
Additional Information About the Fund....................................  73

Financial Information About the Fund
Independent Auditors' Report.............................................  74
Financial Statements.....................................................  75
Appendix A:  Industry Classifications....................................  A-1
Appendix B:  Special Sales Charge Arrangements and Waivers...............  B-1

Appendix A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by Moody's Investors Service, Inc. and Standard & Poor's Rating Services. Those ratings represent the opinion of the respective rating organization as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the respective rating organizations.


Moody's Investors Service, Inc.


Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.


Short-Term Ratings - Taxable Debt


These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Rating Services


Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings


A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Oppenheimer Senior Floating Rate Fund
6803 South Tucson Way
Englewood, Colorado  80112
1.800.525.7048

Manager
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York  10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado  80217
1.800.525.7048

Custodian Bank
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche, LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942

Legal Counsel
Meyer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

INFORMATION AND SERVICES
For More Information About Oppenheimer Senior Floating Rate Fund

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual  and  Semi-Annual  Reports.   Additional  information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

By Telephone:



Call OppenheimerFunds Services toll-free: 1.800.525.7048

By Mail:



Write to:



OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270



On the Internet:




You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds web site:



www.oppenheimerfunds.com
You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.800.942.8090) or the EDGAR database or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                  The Fund's shares are distributed by:
                                  OppenheimerFunds Distributor, Inc.

The Fund's SEC File No. is 811-09373
PRO291.1100 Printed on recycled paper.

Oppenheimer Senior Floating Rate Fund


6803 South Tucson Way, Englewood, Colorado 80112

1.800.525.7048

Statement of Additional Information dated November 30, 2000

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 30, 2000. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.


Contents
                                                                          Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks....  2
     More Information About Senior Loans.................................  2

             Main Risks of Debt Securities...............................  8
             Other Debt Securities the Fund Can Buy......................  11
     Other Investment Techniques and Strategies..........................  13
     Portfolio Turnover..................................................  36
     Investment Restrictions.............................................  36

How the Fund is Managed..................................................  39
Organization and History.................................................  39
     Trustees and Officers of the Fund...................................  40
     The Manager.........................................................  46

Brokerage Policies of the Fund...........................................  48
Distribution and Service Plans...........................................  49
Performance of the Fund..................................................  53


About Your Account
How To Buy Shares........................................................  57
Periodic Offers to Repurchase Shares.....................................  63
How To Exchange Shares...................................................  65
Dividends, Capital Gains and Taxes.......................................  68
Additional Information About the Fund....................................  73

Financial Information About the Fund
Independent Auditors' Report.............................................  74
Financial Statements.....................................................  75
Appendix A:  Industry Classifications....................................  A-1
Appendix B:  Special Sales Charge Arrangements and Waivers...............  B-1

ABOUT THE FUND


Additional Information About the Fund's Investment Policies and Risks


         The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.


         The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         In general, the Fund engages in portfolio transactions when the Manager believes that the sale of a portfolio security, or the purchase of another security, can enhance the Fund's principal or increase its income. The Manager may sell a security to avoid a potential decline in market value or the Manager may buy a security in anticipation of a market rise. The Manager may buy and sell similar securities at the same time to take advantage of disparities in the normal yield and price relationship between the two securities.

         In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

         Additionally,  in  analyzing  a  particular  issuer,  the  Manager  may consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in general business conditions, levels of interest rates on bonds compared to levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

More Information About Senior Loans. Senior Loans typically are arranged through private negotiations between a borrower and one or more financial institutions ("Lenders"). Usually the Lenders are represented by an agent ("Agent"), which usually is one of the Lenders.



         Senior Loans generally hold the most senior position in a borrower's capital structure. Borrowers generally are required contractually to pay the holders of Senior Loans before they pay the holders of unsecured bank loans, corporate bonds or subordinated debt, trade creditors, and preferred or common stockholders. Lenders obtain priority liens that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral, if any, if the borrower becomes insolvent. That right is subject to the limitations of bankruptcy law, which may provide higher priority to certain other claims such as, for example, employee salaries, employee pensions and taxes.


         Senior Loans have contractual terms designed to protect lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. A restrictive covenant is a promise by the borrower to not take certain actions that might impair the rights of lenders. Those covenants typically require the scheduled payment of interest and principal and may include restrictions on dividend payments and other distributions to the borrower's shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on the borrower's total debt. In addition, a covenant may require the borrower to prepay the Senior Loan or debt obligation with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities.


         A breach of a covenant (after the expiration of any cure period) in a loan agreement that is not waived by the Agent and the lending syndicate normally is an event of acceleration. This means that the Agent has the right to demand immediate repayment in full of the outstanding loan. Acceleration may cause the non-payment of the principal or interest on the loan, in whole or in part, which may result in a reduction in value of the loan (and possibly the Fund's net asset values) if the loan is not paid. Acceleration may also occur in the case of the breach of a covenant in a debt obligation agreement.


         Lenders typically also have certain voting and consent rights under a Senior Loan agreement. Action subject to a Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of a Senior Loan, and the Fund might not agree with the actions of the holders of that specified percentage of a particular Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral for the Senior Loan, frequently require the unanimous vote or consent of all Lenders affected.

         |X| Collateral. Senior Loans in which the Fund invests are typically secured by the borrower's collateral. Collateral may include tangible assets, such as cash, accounts receivable, inventory, real estate, buildings and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees or other credit support as a form of collateral. In some instances, the Fund may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.

         Generally, as discussed below, the Agent for a particular Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral in the event of the borrower's default. In certain circumstances, the loan agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. The Fund may invest up to 20% of its total assets in senior loans that are not secured by specific collateral. Unsecured senior loans involve additional risk.

         |X| Interest Rate Benchmarks. Interest rates on Senior Loans adjust periodically. The interest rates adjust based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the Prime Rate or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement). The interest rate on Prime Rate-based corporate loans and corporate debt securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically between 30 days and one year.

               o LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The market views changes in short-term LIBOR rates as closely related to changes in the Federal Reserve federal funds rate, although the two are not officially related.

               o The Federal Reserve federal funds rate is the rate that the Federal Reserve Bank charges member banks for borrowing money.

               o The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.

               o The CD rate, as provided for in loan agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

         Certain floating or variable rate Senior Loans may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Senior Loans with interest rates that are fixed for the term of the loan. Investing in Senior Loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. However, the Fund may attempt to hedge all of its fixed rate Senior Loans against interest rate fluctuations by entering into interest rate swaps or total return swap transactions. The Fund also will attempt to maintain a dollar-weighted average time period to the next interest rate adjustment of 90 days or less for its portfolio of Senior Loans.

         Senior Loans are generally structured so that borrowers pay higher margins when they elect LIBOR and CD-based borrower options. This permits lenders to obtain generally consistent yields on Senior Loans, regardless of whether borrowers select the LIBOR or CD-based options, or the Prime-based option. In recent years, however, the differential between the lower LIBOR and CD base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point that the higher margins paid by borrowers for LIBOR and CD-based pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR and CD base rates. Consequently, borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. If this trend continues, it will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks. The Manager cannot predict whether this trend will continue.


         |X| The Manager's Credit Analysis of Senior Loans. The Manager performs its own credit analysis of Senior Loans. The Manager obtains information from the agents that originate or administer the loans, other lenders and other sources. The Manager will continue to monitor the credit of Senior Loans while the Fund owns them.


         In its analysis, the Manager may consider many factors, including the borrower's past and future projected financial performance; the quality of management; collateral; cash flow; industry; position in the market; and tangible assets. When evaluating Senior Loans, the Manager may consider, and may rely in part, on analysis performed by Agents and other Lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans.

         A borrower's capital structure may include Senior Loans, senior and junior unsubordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on the borrower's assets, while common stock has the lowest priority. Typically, the borrowers use the proceeds of Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings, and, to a lesser extent, other purposes.

         When the Manager determines that a borrower of a Senior Loan is likely to repay its obligations, it will consider that Senior Loan for investment in the Fund. For example, the Manager may determine that a borrower can meet debt service requirements from cash flow or other sources, including the sale of assets, despite the borrower's low credit rating. The Manager may determine that Senior Loans of borrowers that are experiencing financial distress, but that appear able to pay their interest, may present investment opportunities.

         |X| How Senior Loans Are Arranged. The Fund generally will acquire Senior Loans from and sell Senior Loans to the following types of Lenders: money center banks, selected regional banks and selected non-banks, investment banks, insurance companies, finance companies, other investment companies, private investment funds, and lending companies. The Fund may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

         The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if as a result of that purchase all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth in "Investment Restrictions," below in this Statement of Additional Information.


              |_| The Agent. Agents that arrange Senior Loans typically are commercial or investment banks or other entities that originate Senior Loans and invite other parties to join the lending syndicate. In larger transactions, it is common to have several Agents. However, usually only one Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are normally paid fees by the borrower for their services. While the Fund can serve as the Agent or co-agent for a Senior Loan, the Fund currently does not intend to act as an Agent or co-Agent.

         Agents, acting on behalf of the Lenders, generally are primarily responsible for negotiating the loan agreement, which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the Lenders. Agents usually monitor the adequacy of assets that collateralize Senior Loans. Agents may rely on independent appraisals of specific collateral. In reliance upon the opinions of their legal counsel, Agents generally are also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing Senior Loans.

         The Fund will rely on Agents to collect payments of principal and interest on a Senior Loan. The Fund also will rely in part on Agents to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the Lender from whom the Fund has purchased a participation) of any adverse change in the borrower's financial condition.

         Financial difficulties of Agents can pose a risk to the Fund. If an Agent for a particular Senior Loan becomes insolvent, the Fund could incur losses in connection with its investment in that Senior Loan. An Agent could declare bankruptcy, and a regulatory authority could appoint a receiver or conservator. Should this occur, the assets that the Agent holds under the Senior Loan should continue to be available to the holders of the Senior Loans, including the Fund. A regulator or a court, however, might determine that the assets that the Agent holds for the benefit of the Fund are subject to the claims of the Agent's general or secured creditors. If that occurs, the Fund might incur costs and delays in realizing final payment on a Senior Loan, or the Fund might suffer a loss of principal or interest. The Fund may be subject to similar risks when it buys a Participation Interest or an Assignment from an intermediary.

|X| How the Fund Invests in Senior Loans. The Fund may invest in Senior Loans in one or more of three ways:

               o The Fund may invest directly in a Senior Loans by acting as an original Lender.

               o The Fund may purchase a Senior Loan by an assignment of the loan (an "Assignment") from the Agent or other Lender.

               o The Fund may purchase a participation interest in a Senior Loan ("Participation Interest") from an Agent or other Lender.

                  |_| Direct Investments. The Fund can invest directly in Senior Loans, generally "at par" (a price for the Senior Loan equal approximately to 100% of the funded principal amount of the loan). When the Fund directly invests in a Senior Loan, it may receive a return at the full interest rate for the Senior Loan.


         When the Fund is an original lender, it will have a direct contractual relationship with the borrower and will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest. In all other cases, the Fund looks to the Agent to enforce appropriate remedies against the borrower.

                  |_| Assignments. When the Fund purchases a Senior Loan by Assignment, the Fund typically succeeds to the rights of the assigning lender under the Senior Loan agreement and becomes a "Lender" under the Senior Loan agreement. Subject to the terms of the loan agreement, the Fund may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off.

         However, Assignments are arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may be more limited than those held by the assigning lender. The Fund will purchase an Assignment or act as lender with respect to a syndicated Senior Loan only when the Manager determines that the Agent is creditworthy.

                  |_| Participation Interests. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Holders of Participation Interests are referred to as "Participants."

         Participation Interests involve special risks for the Fund. Participation Interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

         The Fund's rights under a Participation Interest with respect to a particular Senior Loan may be more limited than the rights of original Lenders or of investors who acquire an Assignment of that Loan. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation Interest and only when the Lender receives the payments from the borrower. In purchasing Participation Interests, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund generally will have no right directly to enforce compliance by the borrower with the terms of the related loan agreement, nor will the Fund generally have the right to object to certain changes to the loan agreement agreed to by the selling institution. The Fund generally will have no right to compel the lender from whom it purchased the Participation Interest to enforce compliance by the borrower with the terms of the Senior Loan agreement.


         In buying a Participation Interest, the Fund might not directly benefit from the collateral supporting the related Senior Loan and may be subject to any rights of set off the borrower has against the selling institution. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original Lender.

         Due to restrictions and conditions on transfer in loan agreements and in the participation agreement negotiated by the Fund and the selling institution, Participation Interests are not as easily purchased or sold as a publicly traded security. Accordingly, investments in participation interests may be illiquid.

         In buying a Participation Interest, the Fund assumes the credit risk of both the borrower and the Lender selling the Participation Interest. If a Lender that sells the Fund a Participation Interest becomes insolvent, the Fund may be treated as a general creditor of the Lender. As a general creditor, the Fund may not benefit from a right of set off that the Lender has against the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the Lender selling the participation. The Fund will acquire a Participation Interest only if the Manager determines that the Lender (or other intermediary Participant) selling the Participation Interest is creditworthy.

         |X| Fees. The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. Borrowers typically pay three kinds of fees to Lenders:

o        facility fees when a Senior Loan is originated;

o commitment fees on an ongoing basis based on the unused portion of a Senior Loan commitment; and
o        prepayment  penalties when a borrower  prepays a Senior Loan.

         The Fund receives these fees directly from the borrower if the Fund is an original Lender or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a Participation Interest, depends on negotiations between the Fund and the Lender selling the interests.

         When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the Lender selling the assignment. Occasionally, the assignor pays a fee to the assignee. In addition, the Fund may be required to pay a transfer fee to the Agent. The seller of a Participation Interest to the Fund may deduct a portion of the interest and any fees payable to the Fund, as an administrative fee. The Fund may be required to pass along to a buyer of a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

         If the Fund sells a Participation Interest, the Fund may be required to pay a transfer fee to the Lender that holds the nominal interest in the Senior Loan.

Main Risks of Debt Securities. In addition to Senior Loans, the Fund can invest up to 20% of its total assets in a variety of debt securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described below, and in general, all debt securities (including Senior Loans) are subject to credit risk and interest rate risk.

         |X| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in prevailing interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to have higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

         The Fund does not have investment policies establishing specific maturity ranges for its investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. The Manager expects that the Senior Loans the Fund will invest in will have maturities ranging from 1 to ten years. However, Senior Loans typically have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a Senior Loan may be considerably less than its stated maturity. The reinvestment by the Fund of the proceeds of prepaid Senior Loans could result in a reduction of income to the Fund in falling interest rate environments. Prepayment penalty fees that may be assessed in some cases may help offset the loss of income to the Fund in those cases.

         Because the interest rates on Senior Loans adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its Senior Loan investments and rising rates should tend to increase that income. The Fund may also use interest rate swaps and other derivative investments to try to shorten the average maturity of its portfolio of debt securities.


         However, investments in floating rate obligations should also mitigate the fluctuations in the Fund's net asset values during periods of changing interest rates, compared to changes in values of longer-term fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund's Senior Loans, especially if rates change sharply in a short period, because the resets of the interest rates on the underlying portfolio of Senior Loans occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of Senior Loans may help mitigate that risk.

         The Fund's other investments in debt securities that have fixed interest rates will be subject to the general effects of changes in interest rates, described above. For those investments, the Fund may shift its focus for new investments to securities having longer maturities as interest rates decline and to securities having shorter maturities as interest rates rise.

         |X| Credit Risk. Credit risk relates to the ability of an issuer of a debt security to meet interest or principal payments (or both) as they become due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than higher-quality investments.

         The Fund's investments in Senior Loans and other debt securities can include high-yield, non-investment-grade securities (commonly referred to as "high risk" securities, or, in the case of bonds, "junk bonds"). It is expected that most of the Fund's Senior Loans will be below investment grade. Investment-grade securities are securities rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Ratings Service or Fitch, Inc., or that have comparable ratings by another nationally-recognized statistical rating organization ("NRSRO"). If the debt securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to securities having similar yield and risk characteristics within a rating category of a rating organization.

         "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If debt securities are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. Although at least 80% of the Fund's total assets will normally be invested in Senior Loans rated "B" or better (or that have, in the Manager's judgment, a comparable quality, if unrated), a "B" rating is below investment grade. The Fund is not required to sell a security if its rating falls below "B" after the Fund buys it.

         While  securities  rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

          |_| Special Credit Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade Senior Loans and other debt securities, if the Manager believes it is consistent with the Fund's objective of seeking high income and preservation of capital. Because lower-quality securities tend to offer higher yields than investment-grade securities, the Fund may invest in lower-grade securities to try to achieve higher income.

         Senior Loans, like other debt obligations, are subject to the risk of the borrower's non-payment of scheduled interest and/or principal. While the Fund's investments in Senior Loans will be secured by collateral that the Manager believes to equal or exceed the principal amount of the Senior Loan at the time of investment, there can be no assurance that the liquidation of such collateral would satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of a borrower's bankruptcy, the Fund could experience delays or limitations in its ability to realize the benefits of collateral securing a loan. A Senior Loan might be collateralized by the stock of the borrower or its subsidiaries, but that stock may lose all of its value in the event of the borrower's bankruptcy. Additionally, some Senior Loans are subject to the risk that a court could subordinate the Senior Loan to presently existing or future indebtedness of the borrower under fraudulent conveyance or similar laws, or take other actions detrimental to the interests of holders of Senior Loans, including invalidating the loan. Nevertheless, in general, the Manager believes that below-investment-grade Senior Loans currently have more favorable loss recovery rates than other below-investment-grade debt securities.

         While Senior Loans are increasingly being rated by national rating organizations, it is possible that many of the Senior Loans in which the Fund will invest will not be rated by an independent rating agency. While the Fund expects to have access to financial and other information of the borrower that has been made available to the Lenders under a Senior Loan, it may not have such information in connection with Participation Interests and certain Assignments. Additionally, the amount of public information available with respect to Senior Loans will generally be less extensive than what is available for exchange-listed or otherwise registered securities.

         Unlike collateralized Senior Loans, other debt securities the Fund can buy may have no collateral supporting the borrower's obligation to pay interest and repay principal. The Fund can invest up to 20% of its total assets in that type of debt securities that are below invest-grade (but they must be rated at least "B" or have a comparable rating assigned by the Manager if unrated).


         There is a greater risk that the issuer of a below-investment-grade debt security may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign debt securities, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield debt securities, since stock may be more liquid and less affected by some of these risk factors.

Other Debt Securities the Fund Can Buy. Under normal market circumstances and as part of its regular investment program, the Fund can invest up to 20% of its total assets in debt securities other than Senior Loans. Those types of securities are described below.

         |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury, other government agencies or federally-charted corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

              |_| U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also by U. S. Treasury securities whose interest coupons have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

                  The U.S. Treasury securities called "TIPS" are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

              |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

              |_| Zero-Coupon U.S. Government Securities. The Fund can buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

         Because   zero-coupon   securities   pay  no  interest   and   compound
semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


Other Investment Techniques and Strategies. In seeking its objective, from time to time the Fund can use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times the Fund might not use them.


         |X| Foreign Securities. The Fund can invest up to 20% of its total assets in foreign securities. "Foreign securities" include equity and debt securities (including Senior Loans) of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities.

         Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad. Generally, the Fund will purchase Senior Loans of foreign issuers or borrowers only if they are denominated and payable in U.S. dollars, to reduce the risks of currency fluctuations on the values of the loans.

         The Fund limits its investments in "foreign securities" to securities of companies and governments in "developed" markets, which the Manager currently defines to include the United Kingdom, Germany, France, Italy, Belgium, The Netherlands, Luxembourg, Ireland, Sweden, Finland, Switzerland, Austria, Denmark, Norway, Spain, Canada, Australia, New Zealand and Japan as well as securities issued by "supra-national" entities. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The percentage of the Fund's assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country's financial markets, the interest rate climate of particular foreign countries and the relationship of particular foreign currencies to the U.S. dollar. The Manager analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in securities of foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

              |_| Foreign Government Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

              |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

               o reduction of income by foreign taxes;

               o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);

               o transaction charges for currency exchange;

               o lack of public information about foreign issuers;

               o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

               o less volume on foreign exchanges than on U.S. exchanges;

               o greater volatility and less liquidity on foreign markets than in the U.S.;

               o  less  governmental   regulation  of  foreign  issuers, stock
               exchanges and brokers than in the U.S.;

               o greater difficulties in commencing lawsuits;

               o higher brokerage commission rates than in the U.S.;

               o  increased   risks  of  delays  in   settlement   of  portfolio
               transactions or loss of certificates for portfolio securities;

               o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and o unfavorable differences between the U.S. economy and foreign economies.

          In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

          |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect: o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values.

o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro), brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

         The Manager has upgraded (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio managers will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

         |X| Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest securities, and "stripped" securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and "stripped" U.S. government securities, but in the case of foreign government securities may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

         |X| Other "Stripped" Securities. In addition to buying stripped Treasury securities, the Fund can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

         |X| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

         |X| Other Floating Rate and Variable Rate Obligations. The Fund can invest in debt securities other than Senior Loans that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. The Fund can also buy step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

         |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" (or "forward-commitment") basis. "When-issued" and "delayed-delivery" are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

         The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund's purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so o for liquidity purposes to meet anticipated repurchases of Fund shares, or o pending the investment of the proceeds from sales of Fund shares, or o pending the settlement of portfolio securities transactions, or o for temporary defensive purposes, as described below.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days may be deemed to be illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         |X| Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns, as a cash management tool, but not as a means of leveraging investments. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously obtains the commitment of the purchaser to sell the security back to the Fund at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. Before the Fund enters into a reverse repurchase agreement, the Manager must be satisfied that the seller, typically a bank or broker-dealer, is creditworthy.

         These transactions involve the risk of default or insolvency by the seller, including possible delays in the Fund's ability to dispose of the underlying collateral. An additional risk is that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements will be considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed elsewhere in this Statement of Additional Information. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.


         |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Because many Senior Loans are not actively traded in securities markets and are not listed on exchanges, many of the Fund's holdings may be deemed to be "illiquid." Since the Fund has fundamental policies requiring it to make periodic offers to repurchase a portion of its shares, the Investment Company Act imposes certain liquidity requirements on the Fund in connection with repurchases. That liquidity requirement extends from the time the Fund sends out a notice to shareholders of the offer of repurchase until the repurchase pricing date. During that period, a percentage of the Fund's assets equal to 100% of the repurchase offer amount must consist of o assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has  valued  the  assets and which can be sold at that price
     within  the  period  between  the  repurchase   request  deadline  and  the
     repurchase payment deadline, or
o    assets that mature by the next repurchase payment deadline.

         If at any time the Fund does not meet those liquidity requirements in connection with repurchases, the Board of Trustees is required to cause the Fund to take appropriate action to assure compliance. That might include the requirement to sell securities or to terminate borrowings, which could cause losses or additional to the Fund on its investment or loan.


         If the Fund buys a restricted security, one that is not registered under the Securities Act of 1933, the Fund may have to cause that security to be registered before it can dispose of its holdings. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.


         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days, as well as Rule 144A securities the Fund holds for which there is a lack of a trading market among institutional purchasers.

         |X| Investments in Equity Securities. The Fund can invest in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies, if such investments are consistent with the Fund's investment objective. The Fund does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. The Fund's equity securities principally will be securities acquired in connection with purchasing, restructuring or disposing of Senior Loans. Those equity securities include preferred stocks (described above), rights and warrants, and securities convertible into common stock. Certain equity securities may be purchased because they may provide dividend income.

              |_| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also hold stocks of small companies, which may have more volatile stock prices than stocks of larger companies.

              |_| Convertible Securities. While some convertible securities are a form of debt security, in certain cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible securities are subject to the credit risks and interest rate risks of debt securities described above.

         The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

              |_| Rights and Warrants. The Fund can hold warrants or rights, however, the Fund does not expect that it will have significant investments in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |X| Money Market Instruments. The Fund can invest in money market instruments, which are short-term debt obligations, to provide liquidity. Following is a brief description of the types of the U.S. dollar-denominated money market securities the Fund can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

          |_| U.S.  Government  Securities.  These include obligations issued or
     guaranteed   by  the   U.S.   government   or  any  of  its   agencies   or
     instrumentalities, described above.

          |_| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

          o obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or

          o obligations of a foreign bank with total assets of at least U.S. $1 billion.

         "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

              |_| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

         The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

              |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

         |X| Loans of Portfolio Securities. To raise cash for income or liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Each type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         |X| Borrowing. The Fund has the ability to borrow from banks on an unsecured basis to raise cash in order to repurchase its shares in a Repurchase offer, to fund additional commitments under Senior Loans and for temporary, emergency purposes. The Fund can also borrow money on a long-term basis to acquire additional investments, which is a speculative technique is known as "leverage." The Fund may borrow only from banks, although the Fund may enter into reverse repurchase agreements, which are considered to be borrowings, with dealers and other financial institutions.

         Under current regulatory requirements, the Fund can borrow only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.


         The Fund expects to meet its commitments to repurchase shares in the amount set by the Board of Trustees by using cash from sales of additional shares of the Fund to the public, sales of portfolio securities, and income from loans or repayments on loans held in its portfolio. However, to the extent needed to enable the Fund to meet the asset coverage requirements for those repurchases under the Investment Company Act, any borrowing by the Fund will either o mature by the next repurchase request deadline or o provide for its redemption, call, or repayment by the Fund by the next repurchase request deadline.


         The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using leverage to a substantial degree, but it may do so if the cash available from sales of additional shares, repayment of loans and other sources is insufficient to meet the Fund's cash flow needs.

         |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or loans. Asset backed securities that are collateralized loan obligations may include domestic and foreign senior secured loans, unsecured senior loans and subordinate corporate loans, all of which may be investment grade or below investment grade in quality. The Fund currently intends to limit its investments in these securities to not more than 10% of its total assets.

         These securities are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

         In general, asset backed securities are subject to prepayment risks, interest rate risks and the credit risks of both the borrowers and of the entity that issues the security. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The main risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers.

         The Fund does not select either the borrowers or the collateral under these arrangements. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Some asset-backed securities do not have the benefit of a security interest in the underlying collateral. Even if the obligations are collateralized, there may be significant delays in collecting on the collateral in the case of a default on an underlying loan, and as an investor in the asset-backed security the Fund may have limited rights or no rights to enforce the terms of underlying loan agreements, to object to amendments to the lending agreement or to any set-off against the borrower.

         |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Derivative investments the Fund can use include the mortgage-backed and asset-backed securities described above, and the swaps, structured notes and other hedging instruments described below in this Statement of Additional Information.

         |X| Hedging. The Fund can use hedging instruments, although it is not obligated to use them in seeking its objective. The Fund may uses these techniques to try to preserve returns on a particular investment in its portfolio, or to try to protect against anticipated decreases in the interest rates on floating rate investments or for other risk-management purposes, such as managing the effective dollar-weighted average maturity of the Fund's portfolio. To attempt to protect against declines in the market value of the Fund's portfolio holdings from changes in interest rates or other market factors, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o        sell futures contracts,
o        buy puts on such futures or on securities, or
o write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o        buy futures, or
o        buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. Because these hedging transactions are entered into for risk management purposes, the Manager does not believe that these obligations are "senior securities" subject to the Fund's asset-coverage requirements for senior securities. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

              |_| Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based securities indices (these are referred to as "financial futures"), (2) commodities (these are referred to as "commodity index futures"), (3) debt securities (these are referred to as "interest rate futures"), and (4) foreign currencies (these are referred to as "forward contracts").

         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         The Fund does not pay or receive money on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily. Alternatively, the Fund may maintain accounts with futures brokers, provided that the Fund and the futures brokers comply with the requirements of the rules under the Investment Company Act.

         At any time prior to the expiration of a futures contract, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (other than forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

                  |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund's total assets that may be subject to covered calls the Fund writes, although the Fund does not expect to engage in this practice extensively.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets. The Fund will identify additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this asset coverage requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                  |_| Writing Put Options. The Fund can sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  |_| Purchasing Calls and Puts. The Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

         The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may also purchase calls and puts on spread options. Spread options pay the difference between two interest rates, two exchange rates or two referenced assets. Spread options are used to hedge the decline in the value of an interest rate, currency or asset compared to a reference or base interest rate, currency or asset. The risks associated with spread options are similar to those of interest rate options, foreign exchange options and debt or equity options.

         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

                  |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's Custodian bank.

              |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for other portfolio management decisions. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

              |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

              |_| Interest Rate Swaps and Total Return Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive fixed rate payments for floating rate payments. If the Fund held a Senior Loan with an interest rate that is reset only once a year, it might swap the right to receive interest at that rate for the right to receive interest at a rate that is reset every week. In that case, if interest rates were to rise, the increased interest received by the Fund would offset a decline in the value of the Senior Loan. On the other hand, if interest rates were to fall, the Fund's benefit from the effect of falling interest rates on the value of the Senior Loan would decrease.

         In addition, the Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if the Fund wished to invest in a Senior Loan, it could instead enter into a total return swap and receive the total return of the Senior Loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

         Under a swap agreement, the Fund typically will pay a fee determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset value declines over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty in addition to its fee payments.

         The Fund intends to invest only in swap transactions that are exempt from regulation by the Commodity Futures Trading Commission under the Commodity Exchange Act.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

              |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

              |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

         Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

               1. gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

               2. gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.


         |X| Temporary Defensive Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:

               o obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,

               o commercial paper (short-term, unsecured promissory notes) of domestic or foreign companies,

               o debt obligations of domestic or foreign corporate issuers,

               o certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and

               o repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Manager is not limited in the amount of portfolio trading it may conduct on behalf of the Fund and will buy and sell securities as it deems appropriate. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund could have a portfolio turnover rate of more than 100% annually. The portfolio turnover rate may vary greatly from year to year. The Fund can engage in short-term trading to try to achieve its objective. However, the Manager currently does not expect the Fund's annual portfolio turnover rate to exceed 100%.

         Increased portfolio turnover creates higher transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. If the Fund repurchases large amounts of shares during Repurchase Offers, it may have to sell portions of its securities holdings to raise cash to pay for those repurchases. That might may result in a higher than usual portfolio turnover rate.

Investment Restrictions. In addition to having a number of investment policies and restrictions identified in the Prospectus or elsewhere as "fundamental policies," the Fund has other investment restrictions that are fundamental policies, described below.

         |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         Policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.



         |X| What Are the Fund's Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

               o The Fund cannot invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. The Fund can invest 25% or more of its total assets and can invest up to 100% of its total assets in securities of issuers in the group of financial services industries, which under the Fund's currently-used industry classifications include the following industries (this group of industries and the Fund's industry classifications can be changed by the Fund without shareholder approval): banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans, and special purpose financial. For the purpose of this investment restriction, the term "issuer" includes the borrower under a loan, the agent bank for a loan, and any intermediate participant in the loan interposed between the borrower and the Fund. The percentage limitation in this investment restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. For the purposes of interpreting this investment restriction, each foreign national government is treated as an "industry" and utilities are divided according to the services they provide.

               o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets at the time of the borrowings. The Fund's borrowings must comply with the 300% asset coverage requirement under the Investment Company Act, as such requirement may be amended from time to time.

o The Fund cannot make loans to other persons. However, the Fund can invest in loans (including by direct investments or purchasing assignments or participation interests) and other debt obligations in accordance with its investment objective and policies. The Fund may also lend its portfolio securities and may purchase securities subject to repurchase agreements.

o The Fund cannot buy or sell real estate. However, the Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. The Fund may hold and sell real estate as acquired as a result of the Fund's ownership of securities.

o             The Fund cannot buy or sell  commodities  or commodity  contracts.
              However, the Fund can buy and sell derivative instruments and other hedging instruments, such as futures contracts, options and swaps.

o The Fund cannot underwrite securities of other companies. A permitted exception is in case the Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o The Fund cannot buy securities on margin. However, the Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

o             The Fund cannot  issue  "senior  securities,"  except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Notwithstanding the Fund's investment policies and restrictions, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund. This could allow creation of a "master/feeder" structure in the future, although the Fund has no current intention to restructure in this manner.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.


         For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.


|X| Additional Fundamental Policies Concerning Repurchase Offers. The following policies concerning the Repurchase Offers are fundamental, which means that the Board of Trustees cannot change the policies without the vote of the holders of a "majority of the fund's outstanding voting securities," as that term is defined in the 1940 Act:

o The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act (as that Rule may be amended from time to time).
o Repurchase Offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Repurchase Request Deadlines will be at the time on the regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.
o The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for that Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.

How the Fund is Managed

Organization and History. The Fund is a closed-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in June 1999.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

|X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares: Class A, Class B and Class C, each having a par value of $0.001 per share. All classes invest in the same investment portfolio. Each class of shares:

               o has its own dividends and distributions,

               o pays certain expenses which may be different for the different classes,

               o may have a different net asset value,

               o may have separate voting rights on matters in which interests of one class are different from interests of another class, and

               o votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

         |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The Declaration of Trust further states that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:


Oppenheimer Cash Reserves                Oppenheimer Senior Floating Rate Fund
Oppenheimer Champion Income Fund         Oppenheimer Strategic Income Fund
Oppenheimer Capital Income Fund          Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund              Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund      Panorama Series Fund, Inc.
Oppenheimer Integrity Funds              Centennial America Fund, L. P.
Oppenheimer Limited-Term Government
          Fund                           Centennial California Tax Exempt Trust
Oppenheimer Main Street Funds,
          Inc.                           Centennial Government Trust
Oppenheimer Main Street Opportunity
          Fund                           Centennial Money Market Trust
Oppenheimer Main Street Small
          Cap Fund                       Centennial New York Tax Exempt Trust
Oppenheimer Municipal Fund               Centennial Tax Exempt Trust
Oppenheimer Real Asset Fund

     Ms. Macaskill and Messrs. Swain, Bishop, Donohue, Farrar, Wixted and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of November 13, 2000, none of the Trustees and officers of the Fund owned shares of the Fund.

William L. Armstrong, Trustee; Age 63
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997) and Ambassador Media Corporation (since 1994); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage)(since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency)(since 1995); a Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), and UNUMProvident (insurance company) (since 1991);
formerly a director of the following public companies: Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995) and International Family Entertainment (television channel) (1991-1997).

Robert G. Avis,* Trustee; Age: 69
10369 Clayton Road, St. Louis, Missouri 63131
Director and President of A.G. Edwards Capital, Inc. (general partner of private equity funds); formerly (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); Chairman of A.G.E. Asset Management (investment advisor) and A.G. Edwards Trust Company; until March 2000, a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.

George C. Bowen, Trustee; Age 64
9224 Bauer Ct., Lone Tree, Colorado 80124
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (from September 1987) and Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and Treasurer (from March 1985) of the Distributor; Vice President (from October 1989) and Treasurer (from April 1986) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Senior Vice President (from February 1992), Treasurer (from July
1991)  and a  director  (from  December  1991) of  Centennial  Asset  Management
Corporation, an investment advisory subsidiary of the Manager; President, Treasurer and a director of Centennial Capital Corporation, a subsidiary of the Manager (from June 1989); Vice President and Treasurer (from August 1978) and Secretary (from April 1981) of Shareholder Services, Inc., a transfer agent subsidiary of the Manager; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager (from November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp., the Manager's parent holding company (from March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc., a subsidiary of the Manager (from November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc., an investment advisory subsidiary of the Manager (from July 1996); Treasurer of OppenheimerFunds International Ltd., an offshore investment advisory subsidiary of the Manager, and Oppenheimer Millennium Funds plc, off-shore investment companies managed by the Manager (from October 1997).

Edward L. Cameron, Trustee; Age: 62
Spring Valley Road, Morristown, New Jersey 07960
Formerly  (from  1974-1999)  a  partner  with   PricewaterhouseCoopers  LLC  (an
accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee; Age: 58
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly (until October 1995) Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee; Age: 60
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, a transfer agent division of the Manager; Chairman, Chief Executive Officer and a director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.; Vice President and director of Oppenheimer Acquisition Corp. and a director of the Manager.

Raymond J. Kalinowski, Trustee; Age: 71
44 Portland Drive, St. Louis, Missouri 63131
Formerly a Director of Wave Technologies International, Inc. (a computer products training company); self-employed consultant (securities matters).

C. Howard Kast, Trustee; Age: 78
2552 East Alameda, Denver, Colorado 80209

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).


Robert M. Kirchner, Trustee; Age: 79
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, Trustee and President; Age: 52
Two World Trade Center, 34th Floor, New York, New York 10048
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; a director (since June 1991) of HarbourView Asset Management Corp; Chairman and a director of Shareholder Services, Inc. (since August 1994), and Shareholder Financial Services, Inc. (since September 1995); President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc.; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd.; Chairman, President and a director of Oppenheimer Millennium Funds plc (since October 1997); President and a director or trustee of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial services company); formerly President of the Manager (June 1991-August 2000).

James C. Swain*, Chairman, Chief Executive Officer and Trustee; Age: 67 6803 South Tucson Way, Englewood, Colorado 80112

Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation and Chairman of the Board of Shareholder Services, Inc.


Arthur Zimmer, Vice President and Portfolio Manager, Age: 54.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President of the Manager (since June 1997) and HarbourView Asset Management Corporation (since April 1999); Vice President of Centennial Asset
Management Corporation (since September 1991); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990 - June 1997).

Joseph Welsh, Assistant Vice President and Portfolio Manager; Age: 36.

Assistant Vice President of the Manager (since 1999); previously a high yield bond analyst for the Manager (January 1995 to 1999), prior to which he was a high yield bond analyst for W.R. Huff Asset Management (from November 1991 to December 1994).


Margaret Hui, Assistant Vice President and Associate Portfolio Manager; Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112

Assistant Vice President of the Manager (since October 1999); previously a Vice President - Syndications of Sanwa Bank California (January 1998 - September
1999), prior to which she was a Vice President of Banque Nationale de Paris (May 1990 - January 1998).


Andrew J. Donohue, Vice President and Secretary; Age: 50
Two World Trade Center, 34th Floor, New York, New York 10048 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the
Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. (all since
September  1995);  and  Oppenheimer  Partnership  Holdings,  Inc.
(since September 1995) and of OFI Private Investments, Inc. (since March 2000); President and a director of Centennial Asset Management Corp. (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian Wixted, Treasurer and Financial and Accounting Officer; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc.,
Shareholder Financial Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999); an officer of other Oppenheimer funds; Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Treasurer of Centennial Asset Management Corporation (since April 1999) and of OFI Private Investments, Inc. (since March 2000); Treasurer (since May 2000) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert J. Bishop, Assistant Treasurer; Age: 42
6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.


Scott Farrar, Assistant Treasurer; Age: 35
6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.


Robert G. Zack, Assistant Secretary; Age: 52

Two World Trade Center, 34th Floor, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary (since October 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.


Remuneration of Trustees. The officers of the Fund and two of the Trustees of the Fund (Ms. Macaskill and Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation paid by the Fund in the table below is the amount paid by the Fund during the Fund's first full fiscal year ended July 31, 2000. The compensation from all of the Denver-based
Oppenheimer funds includes represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1999.



                                                                                 Total Compensation
                                              Aggregate Compensation            From all Denver-Based
                                                     From Fund                    Oppenheimer Funds1
                                                                                     (38 Funds)

Trustee's Name and Position

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


William H. Armstrong                                   $101                            $14,542

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


Robert G. Avis                                         $154                            $67,998

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

George C. Bowen
Audit Committee Member                                 $110                            $23,879

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


Edward L. Cameron                                      $ 97                            $ 2,430

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


Jon. S. Fossel
Review Committee Member                                $152                            $66,586

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


Sam Freedman
Chairman, Review Committee                             $171                            $73,998

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


Raymond J. Kalinowski
Former Audit Committee Member                          $159                            $73,248

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


C. Howard Kast
Chairman, Audit Committee;                             $184                            $78,873
Review Committee Chairman

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------


Robert M. Kirchner
Audit Committee Member                                 $162                            $69,248

----------------------------------------- -------------------------------- ---------------------------------


1. For the 1999 calendar year. Compensation is only from those of the 38 Denver-based Oppenheimer funds on whose Board a Trustee served during that year. Messrs. William A. Baker and Ned M. Steel, Trustees Emeritus of the Fund, retired from the Board of Trustees July 1, 2000. During the fiscal year ended 7/31/00, they each received Trustee fees of $66 from the Fund.


         |X| Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.


         |X| Major Shareholders. As of November 13, 2000, the only persons owning of record or known by the Fund to be the beneficial owner of 5% or more of the shares of any class of the Fund were as follows:

 Star Industries, Inc., 425 Underhill Blvd., Syosset, NY 11791, owned 199,250.674 Class A shares, representing 5.38% of the issued and outstanding Class A shares;

 Griffin Mortgage Co. Inc., P.O. Box 50784, Kalamazoo, MI 49005, owned 301,912.279 Class A shares, representing 8.15% of the issued and outstanding Class A shares; and

Charles  Gross,  155  Cheek  Road,  Nashville,  TN  37205,  owned
266,689.496 Class A shares, representing 7.20% of the issued and outstanding Class A shares.


The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.


                  |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an Exhibit to the Fund's Registration Statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


         |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects investments for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio.

         The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

           The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative Management Fees Paid to proportion of the Fund's net assets OppenheimerFunds, Inc. represented by that class. Under its voluntary expense limitation undertaking, the Manager waived its entire fee for the period from September 8, 1999, to March 1, 2000.

For the period from March 1, 2000, to March 31, 2000, the Manager waived 0.50% of the management fee. From and after April 1, 2000, the Manager waived 0.20% of its fee under its current undertaking, which can be amended or terminated at any time.


Fiscal Year Ended 7/31:         Management Fees Paid to OppenheimerFunds, Inc.




        2000                             $920,997*



         * Amount is without considering voluntary waivers in effect during all or a portion of the fiscal year. The amount waived was $468,292.


         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

         The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the loans and other portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt obligations, including Senior Loans, are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


      During the fiscal year ended July 31, 2000, the Fund incurred no brokerage commissions for portfolio transactions.


Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.


      The compensation paid to (or retained by) the Distributor from the sale of shares or on the repurchase of shares during the fiscal year ended 7/31/00 is shown in the table below.



Fiscal Year Ended 7/31:      Concessions on Class B Shares Advanced     Concessions on Class C Shares Advanced by
                             by the Distributor 1                       the Distributor 1

---------------------------- ------------------------------------------ ----------------------------------------------
---------------------------- ------------------------------------------ ----------------------------------------------

2000                         $2,369,945                                 $1,885,899

---------------------------- ------------------------------------------ ----------------------------------------------


1. The Distributor advances concessions to dealers for sales of Class B and Class C shares from its own resources at the time of sale. There are no concessions on sales of Class A shares.



Fiscal Year Ended 7/31:    Class A Early Withdrawal       Class B Early Withdrawal      Class C Early Withdrawal
                           Charges Retained by            Charges Retained by           Charges Retained by
                           Distributor                    Distributor                   Distributor

-------------------------- ------------------------------ ----------------------------- ------------------------------
-------------------------- ------------------------------ ----------------------------- ------------------------------

2000                       None                           $44,182                       $37,162

-------------------------- ------------------------------ ----------------------------- ------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


      Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 under the Investment Company Act that apply to open-end funds, the Fund has requested and obtained from the Securities and Exchange Commission exemptive relief from certain provisions of the Investment Company Act, to permit the Fund to adopt Distribution and Service Plans and to make payments under those plans to the Distributor. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. That exemptive order also permits the Fund to impose early withdrawal charges on its Class B and Class C shares, under the circumstances described in the Prospectus and elsewhere in this Statement of Additional Information.


         Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class. The shareholder votes were cast by the Manager as the sole initial shareholder of each class of shares of the Fund.

         Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after five years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor of up to 0.25% of the average annual net assets of Class A shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X| Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allows the Distributor to be compensated at a flat rate for its services, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         The Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor will make service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are repurchased by the Fund during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

         The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o employs personnel to support distribution of Class B and Class C shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

         Under the exemptive order granted to the Fund by the Securities and Exchange Commission that allows the Fund to establish the Distribution and Service Plans and to pay fees to the Distributor under those plans, all payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a variety of terms to illustrate its performance.  These terms include "dividend yield,"
"average   annual  total  return,"  and   "cumulative   total  return."  An
explanation of how yields and total returns are calculated is set forth below. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Advertisement by the Fund of its performance data may include the average annual total returns for the advertised class of shares of the Fund. Those returns may be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication) and/or cumulative total returns over a stated period. Dividend yields may also be shown for a class of shares.

         Use of performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, you should consider a number of factors before using the Fund's performance information as a basis for comparison with other investments:

o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

o             The Fund's performance  returns do not reflect the effect of taxes on dividends and capital gains distributions.

o An investment in the Fund is not insured by the FDIC or any other government agency.

o The principal value of the Fund's shares, and its yields and total returns, are not guaranteed and normally will fluctuate on a daily basis.

o When you sell your shares, they may be worth more or less than their original cost.

o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

o The performance of each class of shares is shown separately. The performance of each class of shares will usually be different, because each class bears different expenses. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.
o Unlike open-end mutual funds, closed-end funds are not required to calculate or depict performance in a standardized manner. However,
             the  Fund  may  choose  to  follow  the  performance   calculation
             methodology used by open-end funds.


         |X| Dividend Yield. Each class of shares calculates its dividend yield separately because of the different expenses that affect each class. Dividend yield is a distribution return based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:



Dividend Yield = (dividends paid / No. of days in period x No. of days in calendar year)
_________________________________________________________________________
                          Maximum Offering Price (payment date)





         The maximum offering price for Class A, Class B and Class C shares is the net asset value per share, without considering the effect of Early Withdrawal Charges.





           The Fund's Dividend Yields for the 30-Day Period Ended 7/31/00:
           Class of Shares                              Dividend Yield

           Class A                                         8.65%

           Class B                                         8.25%

           Class C                                         8.25%




         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is repurchased at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC for open-end funds. The methodology is discussed below.

         In calculating total returns for Class B shares, the applicable early withdrawal charge is applied, depending on the period for which the return is shown: 3.0% in the first year, 2.0% in the second year, 1.5% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1% early withdrawal charge is deducted for returns for the 1-year period. There is no sales charge for Class A shares.

              |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


                                (        ) 1/n
                                (  ERV   )
                                ( -----  )  - 1 = Average Annual total Return
                                (   P    )

   |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


                                ERV - P
                                --------  = Total Return
                                    P

|_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and
the end of the period  for  a  hypothetical   investment  in  that  class  of
shares (without considering front-end or early withdrawal charges) and takes into consideration the reinvestment of dividends and capital gains distributions.




                  The Fund's Total Returns for the Periods Ended 7/31/00*

                                                               Cumulative Total Returns
Class of Shares

------------------------------- --------------------------------------------------------------------------------------
------------------------------- ----------------------------------------- --------------------------------------------
                                    Without Early Withdrawal Charge              After Early Withdrawal Charge

------------------------------- ----------------------------------------- --------------------------------------------
------------------------------- ----------------------------------------- --------------------------------------------
Class A                                          6.94%                                        N/A

------------------------------- ----------------------------------------- --------------------------------------------
------------------------------- ----------------------------------------- --------------------------------------------

Class B                                          6.56%                                       3.56%

------------------------------- ----------------------------------------- --------------------------------------------
------------------------------- ----------------------------------------- --------------------------------------------

Class C                                          6.51%                                       5.52%

------------------------------- ----------------------------------------- --------------------------------------------

* From inception of each class, 9/8/99.


Other Performance Comparisons. The Fund may compares its performance to that of an appropriate broadly-based market index. The Fund may also compare its performance to that of other investments, including other mutual funds, or use ratings or rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.


         |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks their performance for various periods in categories based on investment styles. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. The Fund is ranked in the "Loan Participation Funds" category. Lipper publishes "peer-group" indices of the performance of all funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |X| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent fund monitoring service. Morningstar rates and ranks open and closed-end funds in broad investment categories. The Fund expects to be included in the "ultrashort bond" funds category. A fund's Morningstar rating is a relative ranking of the fund within its peer group and does not necessarily mean that the fund had high total returns.


         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

         The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

         |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


ABOUT YOUR ACCOUNT


How to Buy Shares


         Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special early withdrawal arrangements and waivers offered by the Fund, and the circumstances in which early withdrawal charges may be reduced or waived for certain classes of investors.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Distributor is instructed to initiate the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

          The Oppenheimer Funds. The Oppenheimer funds include the Fund as well as those open-end mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:


Oppenheimer Bond Fund                  Oppenheimer Limited-Term Government Fund
Oppenheimer California Municipal Fund  Oppenheimer Main Street California
                                                Municipal Fund
Oppenheimer Capital Appreciation Fund  Oppenheimer Main Street Growth &
                                                Income Fund
Oppenheimer Capital Preservation Fund  Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Income Fund        Oppenheimer Main Street Small Cap Fund
Oppenheimer Champion Income Fund       Oppenheimer MidCap Fund
Oppenheimer Convertible Securities
        Fund                           Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund    Oppenheimer Municipal Bond Fund
Oppenheimer Disciplined Allocation
         Fund                          Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Value Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund             Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Growth Fund       Oppenheimer Quest Balanced Value Fund
Oppenheimer Emerging Technologies
        Fund                         Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Enterprise Fund          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Europe Fund              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Florida Municipal Fund   Oppenheimer Quest Small Cap Fund
Oppenheimer Global Fund              Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Growth & Income
         Fund                        Oppenheimer Real Asset Fund
Oppenheimer Gold & Special
        Minerals Fund                Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund          Oppenheimer Total Return Fund, Inc.
Oppenheimer Insured Municipal
         Fund                        Oppenheimer Trinity Core Fund
Oppenheimer Intermediate
        Municipa                     Oppenheimer Trinity Growth Fund
Oppenheimer International
        Bond Fund                    Oppenheimer Trinity Value Fund
Oppenheimer International
        Growth Fund                  Oppenheimer U.S. Government Trust
Oppenheimer International Small
        Company Fund                 Oppenheimer World Bond Fund
Oppenheimer Large Cap Growth Fund    Limited-Term New York Municipal Fund

                                     Rochester Fund Municipals

And the following money market funds:


Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.


         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the Fund and the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.


Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement plan accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.


Retirement Plans. As stated in the Prospectus, the Fund does not offer to redeem its shares daily, and the quarterly repurchase offers cannot guarantee that the entire number of shares tendered by a shareholder will be repurchased by the Fund in a particular repurchase offer. Therefore, the Fund may not be an appropriate investment for retirement plans, especially if the investor must take regular periodic distributions of a specific amount from the plan to satisfy the minimum distribution requirements of the Internal Revenue Code that apply to plans after the investor reaches age 70 1/2. The same limitations apply to plans that would otherwise wish to offer the Fund as part of a "multi-manager" product, because investments in the Fund could not be readily liquidated to fund investments in other plan investment choices. Additionally, because exchanges of Fund shares for shares of other Oppenheimer funds are limited to quarterly repurchase offers, the Fund may not be appropriate for plans that need to offer their participants the ability to make more frequent exchanges.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by repurchasing shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. The Fund's multiple class structure is available because the Fund has obtained from the Securities and Exchange Commission an exemptive order (discussed in "Distribution Plans") permitting it to offer more than one class of shares. The available of the Fund's share classes is contingent upon the continued availability of the relief under that order.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.
         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. While Class B and Class C shares have no initial sales charge, the purpose of the early withdrawal charge and asset-based sales charge on Class B and Class C shares is to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

         |X| Class B Conversion. Under current interpretations of federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event to the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent an exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

          |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

          Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

          1. if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

          2. if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

         Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

               1. at the last sale price available to the pricing service approved by the Board of Trustees, or

               2. at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

               3. at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security. Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry, to the extent such prices are available for the debt security.

         The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

               1. debt instruments that have a maturity of more than 397 days when issued,

               2. debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

               3. non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

               1. money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

               2. debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         In the case of Senior Loans and other loan obligations, U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing services may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.


         Securities (including Senior Loans and other loans for which reliable bids are not available from dealers or pricing services, and other restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The special factors used by the Manager to derive a fair value for Senior Loans for which reliable market prices are not available are discussed in the Prospectus.


         The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

Periodic Offers to Repurchase Shares


Information about the Fund's periodic offers to repurchase shares ("Repurchase Offers") is stated in the Prospectus. The information below provides additional information about the procedures and conditions for selling shares in a Repurchase Offer.

Reinvestment Privilege. Within six months after the Fund repurchases Class A or Class B shares as part of a Repurchase offer, a shareholder may reinvest all or part of the proceeds of any Class A or Class B shares that were subject to an early withdrawal charge at the time of repurchase.

         The reinvestment may be made without a sales charge but only in Class A shares of any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment is not allowed into Class A shares of the Fund. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.


         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the repurchase, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the repurchase proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were repurchased may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the repurchase. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the repurchase proceeds.

Involuntary Repurchases. The Fund's Board of Trustees has the right to cause the involuntary repurchase of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary repurchase of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily repurchased.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of early withdrawal charges. Therefore, shares are not subject to the payment of an early withdrawal charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to an early withdrawal charge are transferred, the transferred shares will remain subject to the early withdrawal charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.


         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to an early withdrawal charge if sold in a Repurchase Offer at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class A, Class B or Class C early withdrawal charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Distributions from Retirement plans holding shares of the Fund may be made only in conjunction with quarterly Repurchase offers by the Fund. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should accompany Repurchase Requests, and should be sent to the Transfer Agent in the manner described in the Notice to Shareholders of the Repurchase Offer. The request for distributions must:


1.       state the reason for the distribution;

2. state the owner's awareness of tax penalties if the distribution is premature; and

3. conform to the requirements of the plan and the Fund's other Repurchase Offer requirements.

         Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request the Fund to repurchase shares for their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

o You may exchange your shares of the Fund only in connection with a Repurchase Offer. You may not be able to exchange all of the shares you wish to exchange if a Repurchase is oversubscribed.

o Class A shares of the Fund are not available by exchange of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. If any Class A shares of another Oppenheimer fund that are exchanged for shares of the Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Fund. The Fund shares acquired by exchange will be subject to the Fund's Class A Early Withdrawal Charge if they are repurchased before the expiration of that holding period.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

o This Fund does not offer Class N or Class Y shares.

o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares. o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o             Only certain  Oppenheimer  funds  currently  offer Class Y shares.
              Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Appreciation Fund.


         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.


         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) that were redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds (except the Fund) without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.


         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you notice of those changes whenever it is required to do so by applicable law. That notice might not be required in extraordinary circumstances.




How Exchanges Affect Early Withdrawal Charges. No contingent deferred sales charge or early withdrawal charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge or an early withdrawal charge. However, if Class A, Class B or Class C shares of the Fund acquired by exchange are subsequently repurchased by the Fund in a Repurchase Offer, this Fund's applicable early withdrawal charge will be applied based on the holding period of the shares measured from their initial purchase in the original Oppenheimer fund. The Fund's Class A early withdrawal charge is imposed on Class A shares of the Fund acquired by exchange from another Oppenheimer fund if they were subject to the Class A contingent deferred sales charge of that other fund at the time of exchange and are subsequently repurchased by the Fund in a Repurchase Offer within 18 months of the initial purchase of the exchanged Class A shares. The Fund's Class B early withdrawal charge is imposed on Class B shares of the Fund acquired by exchange if they are repurchased within 5 years of the initial purchase of the exchanged Class B shares. The Fund's Class C early withdrawal sales charge is imposed on Class C shares of the Fund acquired by exchange if they are repurchased within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are repurchased by the Fund to effect an exchange to another Oppenheimer fund in a Repurchase Offer, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C early withdrawal charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any early withdrawal charge that might be imposed in the subsequent repurchase of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         If Class B shares of another Oppenheimer fund are exchanged for shares of the Fund or Oppenheimer Limited Term Government Fund, Oppenheimer Intermediate Municipal Fund or Limited Term New York Municipal Fund, and those shares acquired by exchanged are subsequently repurchased (in the case of the Fund) or redeemed, they will be subject to the contingent deferred sales charge of the Oppenheimer fund from which they were exchanged. The contingent deferred sales charge rates of Class B shares of other Oppenheimer funds are typically higher for the same holding period than for Class B shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Intermediate Municipal Fund or Limited Term New York Municipal Fund or the early withdrawal charge for Class B shares of the Fund.


Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.


Processing Exchange Requests. You may exchange your shares of the Fund only in connection with a Repurchase Offer. Shares to be exchanged are governed by the terms of the Repurchase Offers described in the Prospectus. The Transfer Agent must receive your exchange request no later than the close of business (normally 4:00 p.m. New York time) on the Repurchase Request Deadline. Normally, shares of the fund to be acquired are purchased on the Repurchase Pricing Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the exchange proceeds.


         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. Additionally, shares of the Fund tendered for exchange in a Repurchase Offer are subject to possible pro-ration of the exchange request if the Repurchase Offer is oversubscribed. In those cases, only the shares available for exchange without restriction will be exchanged.


         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should consult a financial advisor to assure that the fund selected is appropriate for his or her investment portfolio and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege" above, discusses some of the tax consequences of reinvestment of repurchase proceeds in such cases. However, a different tax treatment may apply to exchanges of less than all of a shareholder's shares of the Fund, to the extent that the repurchase of Fund shares to effect the exchange is not treated as a "sale" for tax purposes (please refer to "Taxes" in the Prospectus). The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


         When you exchange some or all of your shares from one fund to another, any special account features such as Asset Builder Plans or Automatic Withdrawal Plans will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in the Fund.

Dividends, Capital Gains and Taxes

Dividends and Distributions. If the Fund pays dividends, they will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

         Shares that the Fund repurchases in a Repurchase Offer will be paid dividends through and including the Repurchase Pricing Date. If the Fund repurchases all shares in an account, all dividends accrued on shares of the same class in the account will be paid together with the repurchase proceeds.

         The Fund has no fixed dividend rate for Class A, Class B and Class C shares. There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the purchases of shares by the Fund represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.


Tax Status of the Fund's Dividends, Distributions and Repurchases. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.


         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         |X| Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is other exempt from tax). The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

         |X| Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X| Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.


         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.


         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain distributions and the proceeds of repurchase of shares, paid to any shareholder (1) who has failed to provide a correct, certified taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

         |X| Tax Effects of Repurchases of Shares. If a shareholder tenders all of his or her shares during a Repurchase Offer and they are repurchased by the Fund, and as a result the shareholder is not considered to own any shares of the Fund under the attribution rules under the Internal Revenue Code, the shareholder will recognize gain or loss on the repurchased shares in an amount equal to the difference between the proceeds of the repurchased shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the repurchase.


         In general, any gain or loss arising from the repurchase of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the repurchase of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.


         Different tax effects may apply to tendering and non-tendering shareholders in connection with a Repurchase Offer by the Fund, and these consequences will be disclosed in the related offering documents. For example, if a tendering shareholder tenders less than all shares owned by or attributed to that shareholder, and if the payment to that shareholder does not otherwise qualify under the Internal Revenue Code as a sale or exchange, the proceeds received would be treated as a taxable dividend, a return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the repurchased shares. Additionally, there is a risk that non-tendering shareholders might be deemed to have received a distribution that may be a taxable dividend in whole or in part.

         |X| Foreign Shareholders. Taxation of a shareholder who under United States law is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership depends on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax. The rate of the tax depends on a number of factors. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign non-corporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from Class B and Class C shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.



Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is the sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. The Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. OFS acts as Transfer Agent on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

Financial Information About the Fund

Independent Auditors' Report



 INDEPENDENT AUDITORS' REPORT

===============================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER SENIOR FLOATING RATE FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2000, and the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended, and the financial highlights for September 8, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2000, the results of its operations for the period then ended, the changes in its net assets for period then ended, and the financial highlights for September 8, 1999 (commencement of operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
August 21, 2000

STATEMENT OF INVESTMENTS July 31, 2000

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
=========================================================================================================================
CORPORATE LOANS--81.2%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--4.0%
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 10.78%, 12/17/06(1,2)                                                             $3,989,989       $ 3,957,571
-------------------------------------------------------------------------------------------------------------------------
Fairchild Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.62%-9.772%, 4/30/06(1,2)                                                         3,243,135         3,059,359
-------------------------------------------------------------------------------------------------------------------------
Titan Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.711%, 2/23/07(1,2)                                                               2,493,750         2,501,543
Tranche C, 9.798%-11.50%, 2/23/07(1,2)                                                        2,992,500         3,005,592
                                                                                                              -----------
                                                                                                               12,524,065

-------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.6%
Georgia Gulf Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.375%, 11/12/06(1,2)                                                              4,974,978         5,008,664
-------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.37%, 6/30/05(1,2)                                                               3,230,720         3,266,688
                                                                                                              -----------
                                                                                                                8,275,352

-------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--0.6%
Sleepmaster LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.39%, 12/31/06(1,2)                                                              2,000,000         2,012,500
-------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--2.2%
Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.531%-10.031%, 8/28/06(1,2)                                                       3,921,124         3,901,520
-------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 9.88%, 4/17/00(1.2)                                                                3,000,000         2,911,875
                                                                                                              -----------
                                                                                                                6,813,395

-------------------------------------------------------------------------------------------------------------------------
ENERGY--2.5%
Key Energy Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.33%-10.63%, 6/14/04(1,2)                                                        4,960,696         4,969,998
-------------------------------------------------------------------------------------------------------------------------
Port Arthur Coker Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 11.984%, 6/15/07(1,2)                                                              3,000,000         2,859,375
                                                                                                              -----------
                                                                                                                7,829,373

-------------------------------------------------------------------------------------------------------------------------
FOOD/TOBACCO--1.6%
Triarc Consumer Products Group, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 10.188%-10.25%, 2/25/06(1,2)                                                       1,452,121         1,457,966
Tranche C, 10.438%-10.50%, 2/25/07(1,2)                                                       3,535,247         3,549,474
                                                                                                              -----------
                                                                                                                5,007,440

-------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS--3.2%
Stone Container Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche E, 10.187%-10.375%, 10/1/03(1,2)                                                      5,000,000         5,015,864
Tranche G, 10.187%, 12/31/06(1,2)                                                             2,683,333         2,680,258
-------------------------------------------------------------------------------------------------------------------------
Tekni-Plex, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.312%, 6/30/07(1,2)                                                              2,500,000         2,514,062
                                                                                                              -----------
                                                                                                               10,210,184


                    10 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
=========================================================================================================================
GAMING/LEISURE--3.2%
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.586%, 3/2/06(1,2)                                                               $2,660,000       $ 2,674,726
Tranche C, 10.226%-10.445%, 3/2/07(1,2)                                                       2,327,499         2,340,385
-------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche II, 9.37%-9.38%, 2/23/03(1,2)                                              5,000,000         5,018,749
                                                                                                              -----------
                                                                                                               10,033,860

-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--4.1%
Apria Healthcare Group, Inc., Revolving Credit Facilities Term Loan,
10.125%, 8/9/01(1,2)                                                                          4,282,968         4,232,999
-------------------------------------------------------------------------------------------------------------------------
Omnicare, Inc., Revolving Credit Facilities Term Loan,
7.625%-7.688%, 10/22/01(1,2)                                                                  3,900,000         3,797,625
-------------------------------------------------------------------------------------------------------------------------
Triad Hospitals Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.62%-10.63%, 11/11/05(1,2)                                                       4,949,696         4,968,774
                                                                                                              -----------
                                                                                                               12,999,398

-------------------------------------------------------------------------------------------------------------------------
HOUSING--2.1%
Grant Forest Products Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.38%, 6/15/03(1,2)                                                               1,130,434         1,131,141
-------------------------------------------------------------------------------------------------------------------------
Lennar Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.187%, 5/2/07(1,2)                                                                2,500,000         2,505,207
-------------------------------------------------------------------------------------------------------------------------
Therma-Tru Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.125%, 5/3/07(1,2)                                                               2,985,000         2,992,462
                                                                                                              -----------
                                                                                                                6,628,810

-------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--3.2%
Amkor Technology, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.67%, 11/1/05(1,2)                                                                4,987,500         5,020,896
-------------------------------------------------------------------------------------------------------------------------
SCG Holding Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 10.312%, 8/4/06(1,2)                                                               2,407,407         2,426,366
Tranche C, 10.563%, 8/4/07(1,2)                                                               2,592,592         2,613,009
                                                                                                              -----------
                                                                                                               10,060,271

-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.5%
Blount International, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.66%-10.83%, 8/12/06(1,2)                                                        3,448,811         3,468,213
-------------------------------------------------------------------------------------------------------------------------
Citation Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.625%, 12/1/07(1,2)                                                              6,000,000         5,917,500
-------------------------------------------------------------------------------------------------------------------------
Flowserve Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.25%, 4/20/08(1,2)                                                               2,000,000         2,005,000
-------------------------------------------------------------------------------------------------------------------------
Terex Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.37%, 7/15/05(1,2)                                                                2,956,691         2,956,923
Tranche C, 9.62%-9.826%, 2/5/06(1,2)                                                          2,983,349         2,986,548
                                                                                                              -----------
                                                                                                               17,334,184


                    11 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
=========================================================================================================================
MEDIA/ENTERTAINMENT: BROADCASTING--3.2%
Pegasus Media & Communications Co., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 10.187%, 4/30/05(1,2)                                                       $5,000,000       $ 4,988,540
-------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10%, 11/30/06(1,2)                                                                 5,000,000         5,027,500
                                                                                                              -----------
                                                                                                               10,016,040

-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO--4.7%
Century Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.73%, 6/30/09(1,2)                                                                5,000,000         5,019,095
-------------------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 9.24%, 3/18/08(1,2)                                                          4,999,999         4,972,185
-------------------------------------------------------------------------------------------------------------------------
Charter Communications, Inc. VI Operating Co. LLC, Sr. Sec. Credit
Facilities Term Loan, Tranche B, 9.73%, 9/23/08(1,2)                                          5,000,000         4,997,500
                                                                                                              -----------
                                                                                                               14,988,780
-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: DIVERSIFIED MEDIA--4.9%
Dreamworks Film Trust II, Sr. Sec. Credit Facilities Term Loan,
Tranche II, 9.434%, 1/12/09(1,2)                                                              2,000,000         2,013,126
-------------------------------------------------------------------------------------------------------------------------
Mail-Well, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.28%-9.29%, 3/3/07(1,2)                                                           4,987,500         4,985,944
-------------------------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.13%, 6/30/06(1,2)                                                               5,000,000         5,005,000
-------------------------------------------------------------------------------------------------------------------------
Ziff Davis, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.26%, 3/31/07(1,2)                                                               3,327,215         3,328,464
                                                                                                              -----------
                                                                                                               15,332,534

-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--4.7%
CFW Communications Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.62%, 7/26/08(1,2)                                                               4,000,000         3,990,000
-------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.94%, 6/30/07(1,2)                                                                6,000,000         6,020,418
-------------------------------------------------------------------------------------------------------------------------
Pacific Crossings, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.25%, 7/31/06(1,2)                                                                5,000,000         4,918,750
                                                                                                              -----------
                                                                                                               14,929,168

-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS--9.4%
American Tower Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.98%, 12/17/07(1,2)                                                               3,700,000         3,716,398
-------------------------------------------------------------------------------------------------------------------------
Crown Castle International Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.37%, 3/15/08(1,2)                                                                2,500,000         2,507,590
-------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.62%, 5/26/08(1,2)                                                                5,000,000         5,011,160


                    12 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS Continued
Nextel Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 10.125%, 1/29/08(1,2)                                                             $3,500,000       $ 3,520,562
Tranche C, 10.375%, 7/29/08(1,2)                                                              3,500,000         3,520,563
Tranche D, 9.812%, 3/31/09(1,2)                                                               3,000,000         2,987,643
-------------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.76%, 2/25/09(1,2)                                                                8,500,000         8,469,451
                                                                                                              -----------
                                                                                                               29,733,367

-------------------------------------------------------------------------------------------------------------------------
METALS/MINERALS--0.9%
Ispat Inland LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.03%, 7/16/05(1,2)                                                                1,488,927         1,457,597
Tranche C, 9.53%, 7/16/06(1,2)                                                                1,488,927         1,457,597
                                                                                                              -----------
                                                                                                                2,915,194

-------------------------------------------------------------------------------------------------------------------------
SERVICE--8.0%
Allied Waste North America, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.563%, 7/21/06(1,2)                                                               3,318,181         3,197,533
Tranche C, 9.75%-9.812%, 7/21/07(1,2)                                                         4,681,817         4,511,587
-------------------------------------------------------------------------------------------------------------------------
Casella Waste Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.215%, 12/14/06(1,2)                                                             5,000,000         4,948,750
-------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.50%-10.812%, 12/10/06(1,2)                                                      2,772,000         2,769,691
-------------------------------------------------------------------------------------------------------------------------
Jostens, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.22%, 6/30/09(1,2)                                                               5,000,000         5,016,145
-------------------------------------------------------------------------------------------------------------------------
United Rentals, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 9.16%, 6/30/06(1,2)                                                                5,000,000         4,940,625
                                                                                                              -----------
                                                                                                               25,384,331

-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--6.6%
Atlas Air, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.74%, 5/29/04(1,2)                                                                  493,750           494,213
-------------------------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche X, 9.88%, 1/11/01(1,2)                                                                5,000,000         5,010,940
-------------------------------------------------------------------------------------------------------------------------
Meridian Automotive Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 11.15%, 3/31/07(1,2)                                                               4,000,000         3,988,752
-------------------------------------------------------------------------------------------------------------------------
Motor Coach Industries International, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.97%-10.31%, 6/16/06(1,2)                                                         7,399,999         7,298,250
-------------------------------------------------------------------------------------------------------------------------
RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.938%-10%, 1/14/07(1,2)                                                           3,979,999         4,001,890
                                                                                                              -----------
                                                                                                               20,794,045


                    13 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

                                                                                               PRINCIPAL    MARKET VALUE
                                                                                                  AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
UTILITY--4.0%
AES EDC Funding Corp., Sr. Sec. Credit Facilities Term Loan:
9.63%, 10/21/01(1,2)                                                                          $  857,142    $    855,357
9.793%, 10/21/01(1,2)                                                                          2,142,857       2,138,394
-------------------------------------------------------------------------------------------------------------------------
Broadwing, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B 8.92%-9.06%, 1/12/07(1,2)                                                            9,499,999       9,519,218
                                                                                                              -----------
                                                                                                              12,512,969
                                                                                                              -----------
Total Corporate Loans (Cost $256,931,542)                                                                    256,335,260

=========================================================================================================================
LOAN PARTICIPATIONS--0.9%
Ferrell Cos., Inc., Sr. Sec. Loan Participation Nts., Series B,
10.853%, 7/17/06(1, 2) (Cost $2,973,750)                                                       3,000,000       2,947,500

=========================================================================================================================
CORPORATE BONDS AND NOTES--1.6%
-------------------------------------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc., Sr. Sec. Disc. Nts., 0%/11.875%, 12/15/04(3)                 2,500,000       2,062,500
-------------------------------------------------------------------------------------------------------------------------
Century Communications, Inc., Sr. Nts., 9.50%, 8/15/00                                         3,000,000       3,015,000
                                                                                                              -----------
Total Corporate Bonds and Notes (Cost $5,056,080)                                                              5,077,500

=========================================================================================================================
REPURCHASE AGREEMENTS--18.3%
-------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Paine Webber, Inc., 6.53%, dated 7/31/00, to be repurchased at $57,780,479 on 8/1/00, collateralized by
U.S. Treasury Nts., 5.50%-7.50%, 3/31/01-8/15/09, with a value of
$58,966,266 (Cost $57,770,000)                                                                57,770,000      57,770,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $322,731,372)                                                    102.0%    322,130,260
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                               (2.0)     (6,433,675)
                                                                                            -----------------------------
NET ASSETS                                                                                         100.0%   $315,696,585
                                                                                            =============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    14 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES JULY 31, 2000



======================================================================================================
ASSETS
Investments, at value (cost $322,731,372)--see accompanying statement              $ 322,130,260
------------------------------------------------------------------------------------------------------
 Cash                                                                                      1,133
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                    3,767,856
 Interest                                                                              2,144,601
 Commitment fees                                                                             442
 Other                                                                                    72,090
                                                                                    ------------------
 Total assets                                                                        328,116,382

======================================================================================================
 LIABILITIES
 Payables and other liabilities:
 Investments purchased                                                                 8,971,250
 Shares of beneficial interest repurchased                                             2,702,950
 Dividends                                                                               621,085
 Distribution and service plan fees                                                       61,655
 Trustees' compensation                                                                    1,261
 Transfer and shareholder servicing agent fees                                               107
 Other                                                                                    61,489
                                                                                    ------------------
 Total liabilities                                                                    12,419,797

======================================================================================================
 NET ASSETS                                                                         $315,696,585
                                                                                   ===================

======================================================================================================
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial interest                                         $     31,662
------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                          316,064,977
------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                     151,365
------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                                 49,693
------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                             (601,112)
                                                                                    ------------------

 NET ASSETS                                                                         $315,696,585
                                                                                   ===================




======================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value per share (based on net assets of $22,420,653
 and 2,250,374 shares of beneficial interest outstanding)                                  $9.96
------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, repurchase price and offering price per share (based on net
 assets of $98,342,918 and 9,865,146 shares of beneficial interest outstanding)            $9.97
------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, repurchase price and offering price per share (based on net
 assets of $194,933,014 and 19,546,782 shares of beneficial interest outstanding)          $9.97


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    15 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM SEPTEMBER 8, 1999 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2000


======================================================================================================
INVESTMENT INCOME
Interest                                                                             $11,384,588
------------------------------------------------------------------------------------------------------
 Commitment fees                                                                           1,121

======================================================================================================
 EXPENSES
 Management fees                                                                         920,997
------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                  14,558
 Class B                                                                                 328,291
 Class C                                                                                 552,397
------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                             140,362
------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                            65,631
-------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                             35,460
-------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              27,189
-------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                    1,422
-------------------------------------------------------------------------------------------------------
 Other                                                                                    76,178
                                                                                     ------------------
 Total expenses                                                                        2,162,485
 Less expenses paid indirectly                                                           (13,851)
 Less waiver of expenses                                                                (468,292)
                                                                                     ------------------
 Net expenses                                                                          1,680,342


=======================================================================================================
 NET INVESTMENT INCOME                                                                 9,705,367

=======================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain on investments                                                         49,693
-------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation investments                                      (601,112)
                                                                                     ------------------
 Net realized and unrealized loss                                                       (551,419)


=======================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $9,153,948
                                                                                     ==================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    16 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                         PERIOD ENDED JULY 31, 2000(1)
=======================================================================================================
 OPERATIONS
-------------------------------------------------------------------------------------------------------
 Net investment income                                                              $  9,705,367
-------------------------------------------------------------------------------------------------------
 Net realized gain                                                                        49,693
-------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                                  (601,112)
                                                                                     ------------------
 Net increase in net assets resulting from operations                                  9,153,948


=======================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                                                (508,876)
 Class B                                                                              (3,381,755)
 Class C                                                                              (5,691,842)


=======================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                              22,345,061
 Class B                                                                              98,514,949
 Class C                                                                             195,163,100

=======================================================================================================
 NET ASSETS
 Total increase                                                                      315,594,585
-------------------------------------------------------------------------------------------------------
 Beginning of period                                                                    102,000(2)
                                                                                   --------------------
 End of period (including undistributed net investment
 income of $151,365 for the period ended July 31, 2000)                             $315,696,585
                                                                                   =====================




1. For the period from September 8, 1999 (commencement of operations) to July 31, 2000.
2. Reflects the value of the Manager's initial seed money investment at August 26, 1999.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    17 OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS



                                             CLASS A                CLASS B                 CLASS C
                                              PERIOD                 PERIOD                  PERIOD
                                              ENDED                  ENDED                   ENDED
                                             JULY 31,                JULY 31,                JULY 31,
                                              2000(1)                 2000(1)                  2000(1)
=======================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period        $ 10.00                $ 10.00                $  10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .71                    .67                     .67
 Net realized and unrealized loss               (.04)                  (.03)                   (.04)
                                             ----------------------------------------------------------
 Total income from investment operations         .67                    .64                     .63
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income           (.71)                  (.67)                   (.66)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  9.96                $  9.97                $   9.97
                                             ==========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)            6.94%                  6.56%                   6.51%

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)    $22,421                $98,343                $194,933
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $ 6,600                $49,122                $ 82,761
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                          8.30%                  7.80%                   7.79%
 Expenses                                       1.26%                  1.76%                   1.77%
 Expenses, net of indirect expenses and
 waiver of expenses                             0.87%                  1.37%                   1.38%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          62%                    62%                     62%



1. For the period from September 8, 1999 (commencement of operations) to July 31, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. There are no early withdrawal charge deductions on Class B or Class C shares (none apply to Class A). Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   18 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B and Class C shares. Class A shares are not available for direct purchase and are available only upon automatic conversion of Class B shares or exchange of shares of certain other Oppenheimer funds. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

-------------------------------------------------------------------------------
SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80% of its total assets in collateralized floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of an assignment of a loan or a participation interest in a loan. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due and ultimately, the risk of default. Many senior loans are illiquid. As of July 31, 2000, securities with an aggregate market value of $256,335,260, representing 81.2% of the Fund's net assets were composed of senior loans.

-------------------------------------------------------------------------------
SECURITY CREDIT RISK. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due. The Fund's investments in senior loans are subject to risk of default.


                    19 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED

===============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

 NON-DIVERSIFICATION RISK. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
 (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 2000,


                    20 OPPENHEIMER SENIOR FLOATING RATE FUND amounts have been reclassified to reflect a decrease in paid-in capital of $28,471. Undistributed net investment income was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

-------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


===============================================================================
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has adopted the following policies concerning periodic repurchase offers as fundamental policies, which means that the Board of Trustees of the Fund cannot change those policies without the favorable vote of the holders of a "majority of the Fund's outstanding voting securities" (as that term is defined in the Investment Company Act of 1940):

   - The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act (as that rule may be amended from time to time).

   - Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Repurchase Request Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.

   - The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.

 For the period ended July 31, 2000, the Fund extended three Repurchase Offers of 10% of its outstanding Class A, Class B and Class C shares for each offer.


                    21 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED

===============================================================================
2. SHARES OF BENEFICIAL INTEREST Continued

The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 50 million shares, par value $0.001 each. Class A shares are not available for direct purchase except by exchange of shares of certain other Oppenheimer funds. The Fund sells Class B and Class C shares continuously at the respective offering price for each class of shares. Transactions in shares of beneficial interest were as follows:




                                                                       PERIOD ENDED JULY 31, 2000(1)
                                                                        SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
 CLASS A
 Converted and exchanges                                             2,328,140      $ 23,217,522
 Dividends and/or distributions reinvested                              35,505           353,496
 Repurchased                                                          (123,271)       (1,225,957)
                                                                ----------------------------------------
 Net increase                                                        2,240,374      $ 22,345,061
                                                                ========================================

--------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                                               10,074,777      $100,606,072
 Dividends and/or distributions reinvested                             224,174         2,236,258
 Repurchased                                                          (433,905)       (4,327,381)
                                                                ----------------------------------------
 Net increase                                                        9,865,046      $ 98,514,949
                                                                ========================================

--------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                                               19,689,783      $196,591,216
 Dividends and/or distributions reinvested                             399,870         3,989,459
 Repurchased                                                          (542,971)       (5,417,575)
                                                                ----------------------------------------
 Net increase                                                       19,546,682      $195,163,100
                                                                ========================================

1. For the period from September 8, 1999 (commencement of operations) to July 31, 2000.

===============================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended July 31, 2000, were $361,151,118 and $85,948,521, respectively.

As of July 31, 2000, unrealized depreciation based on cost of securities for federal income tax purposes of $322,731,372 was:

Gross unrealized appreciation             $   515,597
Gross unrealized depreciation              (1,116,709)
                                          -------------
Net unrealized depreciation               $  (601,112)
                                          =============

                    22 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  MANAGEMENT FEES.

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average net assets in excess of $800 million. The Manager voluntarily agreed to reduce its management fee by 0.20% annually starting April 1, 2000. From March 1, 2000 through March 31, 2000, the Manager reduced its management fee by 0.50%, and from commencement of operations through the period ended March 1, 2000, the Manager voluntarily waived the fee entirely. The currently effective waiver may be terminated or amended at any time. The Fund's management fee for the period ended July 31, 2000, was an annualized rate of 0.74%, before any waiver by the Manager.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the repurchase of shares is shown in the table below for the period indicated.


                                                       COMMISSIONS    COMMISSIONS   COMMISSIONS
                                                        ON CLASS A     ON CLASS B    ON CLASS C
                                                            SHARES         SHARES        SHARES
                                                       ADVANCED BY    ADVANCED BY   ADVANCED BY
 PERIOD ENDED                                         DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------
 July 31, 2000                                                  $--    $2,369,945    $1,885,899


 1. The Distributor advances commission payments to dealers for sales of Class B and Class C shares from its own resources at the time of sale.



                                                           CLASS B                      CLASS C
                                                  EARLY WITHDRAWAL             EARLY WITHDRAWAL
                                                           CHARGES                      CHARGES
 PERIOD ENDED                            (RETAINED BY DISTRIBUTOR)    (RETAINED BY DISTRIBUTOR)
-------------------------------------------------------------------------------------------------
 July 31, 2000                                             $44,182                      $37,162


    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C. Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 of the Investment Company Act (the Act), the Fund has requested and obtained from the Securities and Exchange Commission (the SEC) exemptive relief from certain provisions of the Act. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                    23 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED

===============================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. While the plan permits the Board of Trustees to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended July 31, 2000, payments under the Class A plan totaled $14,558 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $1,222 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

-------------------------------------------------------------------------------
CLASS B AND CLASS C SERVICE AND DISTRIBUTION PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution fees paid to the Distributor for the period ended July 31, 2000, were as follows:



                                                                 DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                     AGGREGATE      UNREIMBURSED
                                                                  UNREIMBURSED     EXPENSES AS %
                              TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                  UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------------------
 Class B Plan                       $328,291         $301,586       $2,593,785            2.64%
 Class C Plan                        552,397          520,827        3,111,890            1.60


                    24 OPPENHEIMER SENIOR FLOATING RATE FUND

================================================================================
5. ILLIQUID SECURITIES

As of July 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Many senior loans and many of the Fund's other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of July 31, 2000, was $259,987,564, which represents 82.36% of the Fund's net assets.

===============================================================================-
6. LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $714,598 at July 31, 2000. These unfunded loan commitments must be funded by the Fund upon the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

===============================================================================
7. BANK BORROWINGS

The Fund may borrow up to a certain percentage of its total assets from a bank to finance share repurchases during Repurchase Offers, to finance the purchase of additional investments (a technique referred to as "leverage") and to fund additional loan commitments. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

    The Fund had no borrowings outstanding at July 31, 2000.

                                   Appendix A



                            Industry Classifications


Aerospace/Defense                              Food and Drug Retailers
Air Transportation                             Gas Utilities
Asset-Backed                                   Health Care/Drugs
Auto Parts and Equipment                       Health Care/Supplies & Services
Automotive                                     Homebuilders/Real Estate
Bank Holding Companies                         Hotel/Gaming
Banks                                          Industrial Services
Beverages                                      Information Technology
Broadcasting                                   Insurance
Broker-Dealers                                 Leasing & Factoring
Building Materials                             Leisure
Cable Television                               Manufacturing
Chemicals                                      Metals/Mining
Commercial Finance                             Nondurable Household Goods
Communication Equipment                        Office Equipment
Computer Hardware                              Oil - Domestic
Computer Software                              Oil - International
Conglomerates                                  Paper
Consumer Finance                               Photography
Consumer Services                              Publishing
Containers                                     Railroads
Convenience Stores                             Restaurants
Department Stores                              Savings & Loans
Diversified Financial                          Shipping
Diversified Media                              Special Purpose Financial
Drug Wholesalers                               Specialty Printing
Durable Household Goods                        Specialty Retailing
Education                                      Steel
Electric Utilities                             Telecommunications - Technology
Electrical Equipment                           Telephone - Utility
Electronics                                    Textile/Apparel
Energy Services & Producers                    Tobacco
Entertainment/Film                             Trucks and Parts
Environmental                                  Wireless Services
Food

                                    Appendix B

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.


Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.


For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans3
(4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").
Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

          --------------

          1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

          2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

          3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

          4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.


               I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."3 This waiver provision applies to:

|_| Purchases of Class A shares aggregating $1 million or more.

|_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:

                    (1) buys shares costing $500,000 or more, or

                    (2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or

                    (3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.

                    |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

                    (1) through a broker,  dealer, bank or registered investment
                    adviser  that  has  made  special   arrangements   with  the
                    Distributor for those purchases, or

                    (2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

                    |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

                    (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

                    (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

                    (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                    |_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.



            II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):

|_| The Manager or its affiliates.

|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|           Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
              Distributor  to  sell  shares  to  defined  contribution  employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in
    Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):

          |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

          |_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

          |_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

          |_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

          |_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

 C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

          |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

          |_|  Involuntary   redemptions  of  shares  by  operation  of  law  or
     involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

          |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

          (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

          (2) To return excess  contributions.

          (3) To  return  contributions  made  due to a  mistake  of  fact.

          (4)  Hardship  withdrawals,  as  defined  in the  plan.4

          (5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

          (6) To meet the minimum distribution requirements of the Internal Revenue Code.

          (7) To make  "substantially  equal periodic  payments" as described in
     Section 72(t) of the Internal  Revenue Code.

          (8) For loans to  participants or  beneficiaries.

          (9) Separation from service.5

          (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

          (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

          |_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.

          |_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


          III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

      The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

               |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

               |_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

               |_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

               |_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

               |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

               |_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

               |_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:

               (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

               (2) To return excess contributions made to a participant's account.

               (3) To return contributions made due to a mistake of fact.

               (4) To make hardship withdrawals, as defined in the plan.6

               (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

               (6) To meet the minimum distribution requirements of the Internal Revenue Code.

               (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

               (8) For loans to participants or  beneficiaries.7

               (9) On account of the  participant's  separation  from  service.8

               (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

               (11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

               (12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

               (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2 , as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

               (14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

         |_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

                    |_| Shares sold to the Manager or its affiliates.

                    |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

                    |_| Shares issued in plans of reorganization to which the Fund is a party.

                    |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge  Arrangements  for  Shareholders of
    Certain  Oppenheimer  Funds Who Were  Shareholders of Former
    Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.       Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund    Oppenheimer Quest Global Value Fund
Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund
Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Income Fund
Quest for Value National Tax-Exempt Fund
Quest for Value Global Income Fund
Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

                    |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

                    |_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.







A.  Reductions or Waivers of Class A Sales Charges.

         |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible Employees   Initial Sales Charge as a    Initial Sales Charge as a    Commission as % of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

 |_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

               |_|  redemptions   following  the  death  or  disability  of  the
          shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

               |_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

               |_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


          V. Special Sales Charge  Arrangements for Shareholders of Certain
          Oppenheimer  Funds  Who  Were   Shareholders  of  Connecticut   Mutual
          Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o        Oppenheimer U. S. Government Trust,
o        Oppenheimer Bond Fund,
o        Oppenheimer Disciplined Value Fund and
o        Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account
Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account
CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account
CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account
CMIA Diversified Income Account




A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

(1) by the estate of a deceased  shareholder;

(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

(3)  for  retirement   distributions   (or  loans)  to
participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;

(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;

(6)in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


           VI. Special Reduced Sales Charge for Former Shareholders of
                         Advance America Funds, Inc.

      Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.





         VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|           dealers,  brokers  or  registered  investment  advisors  that  had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Senior Floating Rate Fund

Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202



PX291.11-00

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


               1. Financial Statements: Included in Part B of this registration statement are the audited Financial Statements for the fiscal year ended July 31, 2000.


               2. Exhibits


               (a) Amended and Restated Declaration of Trust dated 08/13/99 of Registrant.*

               (b) By-Laws of  Registrant as amended  through  October 24, 2000:
          Filed herewith.


               (c) Not Applicable.

               (d)   Articles   Fourth,   Fifth  and  Seventh  of   Registrant's
          Declaration of Trust define the rights of holders of the securities being registered hereby.

               (e) Not Applicable.

               (f) Not Applicable.

               (g) Form of Investment Advisory Agreement between Registrant and OppenheimerFunds, Inc.*

               (h)  (1)  Form  of  General   Distributor's   Agreement   between
          Registrant and OppenheimerFunds Distributors, Inc.*

               (2) Form of Dealer  Agreement  of  OppenheimerFunds  Distributor,
          Inc.: Filed with Pre-Effective Amendment No. 2 of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 08/25/1999, and incorporated herein by reference.

               (3) Form of Broker  Agreement  of  OppenheimerFunds  Distributor,
          Inc.: Filed with Pre-Effective Amendment No. 2 of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 08/25/1999, and incorporated herein by reference.

               (4) Form of Agency  Agreement  of  OppenheimerFunds  Distributor,
          Inc.: Filed with Pre-Effective Amendment No. 2 of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 08/25/1999, and incorporated herein by reference.

               (i)  Form  of  Deferred   Compensation   Plan  for  Disinterested
          Trustees:   Filed  with   Post-Effective   Amendment  No.  40  to  the
          Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/27/98, and incorporated herein by reference.

               (j) Form of Custodian Agreement.*

               (k) (1) Form of  Service  Plan for Class A  shares.*
                   (2) Form of Distribution  and  Service  Plan  for  Class B
                       shares.*
                   (3) Form of Distribution and Service Plan
                       for Class C shares.*

               (4) Form of Multiple Class Plan under Rule 18f-3 as amended through 8/22/00. Filed with Post-Effective Amendment No. 62 to the Registration Statement of Oppenheimer Money Market Fund, Inc. (Reg. No. 2-49887) (11/20/00) and incorporated herein by reference.

               (l) (1) Opinion of Myer, Swanson, Adams & Wolf, P.C., counsel to Registrant, as to the legality of the Fund's shares: Filed herewith.

               (2) Opinion of Goodwin, Procter & Hoar, special Massachusetts counsel to Registrant, as to the legality of the Fund's shares.*

              (m) Not Applicable.

              (n)      Independent Auditors' Consent:  Filed herewith.

              (o)      Not Applicable.

              (p)      Subscription Agreement for Initial Capital.*

              (q)      Not Applicable.


               Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000, under Rule 17j-1 of the Investment Company Act:
          Previously filed with the Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

-- Powers of Attorney for Trustees: Filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Main Street Opportunity Fund (Reg. No. 333-44176), 8/28/00, and incorporated herein by reference.


ITEM 25. MARKETING ARRANGEMENTS

         See Form of General Distributor's Agreement filed by pre-effective amendment Number 1 as Exhibit (h) to this Registration Statement.



*  Filed   with   pre-effective   amendment   Number   1  to
   Registrant's  registration  statement  on Form N-2,  8/31/99
   (Reg. No. 333-82579), and incorporated herein by reference.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION: All of the Registrant's initial organization and offering expenses have been absorbed by OppenheimerFunds, Inc. The additional registration fees for the Registrant's securities are detailed in Part A, Prospectus cover page.


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

                  Not applicable.


ITEM 28. NUMBER OF HOLDERS OF SECURITIES




Title of Class               Number of Record Holders as of November 21, 2000



Class A Shares of Beneficial Interest                   610
Class B Shares of Beneficial Interest                   4,610
Class C Shares of Beneficial Interest                   7,009

------------

ITEM 29. INDEMNIFICATION

         Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 2(a) to this Registration Statement, and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


               (a) The description of the business of OppenheimerFunds, Inc. is set forth under the caption "How the Fund is Managed" in the Prospectus and the Statement of Additional Information forming part of this Registration Statement.

               (b) The information as to the Directors and Officers of OppenheimerFunds, Inc. set forth in OppenheimerFunds, Inc.'s Form ADV filed with the Securities and Exchange Commission (File No. 801-825), as amended through the date hereof, is incorporated herein by reference.




ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

 1. Accounts and records of the Fund are maintained at (i) the Fund's office at 6803 South Tucson Way, Englewood, Colorado 80112 and (ii) the offices of OppenheimerFunds, Inc. at Two World Trade Center, New York, New York 10048.

2. OppenheimerFunds Services, P.O. Box 5270 Denver, Colorado
   80217, maintains all the required records in its capacity as transfer, dividend paying and shareholder service agent of the Registrant.

ITEM 32.  MANAGEMENT SERVICES

         Not Applicable.

ITEM 33. UNDERTAKINGS

         1.       Not Applicable.

         2.       Not Applicable.

         3.       Not Applicable.

         4. a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  5.       Not Applicable.

                  6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe, and State of Colorado, on this 27th day of November, 2000.


                                     OPPENHEIMER SENIOR FLOATING RATE FUND

                                     By:      /s/ James C. Swain*
                                      ----------------------------------------
                                              James C. Swain, Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signatures                                           Title                                   Date

/s/ James C. Swain*                                  Chairman of the                         November 27, 2000
--------------------------------------               Board of Trustees
James C. Swain                                       and Principal Executive

                                                     Officer

/s/ Bridget A. Macaskill*                            President

-------------------------------------                and Trustee                             November 27, 2000
Bridget A. Macaskill

/s/ Brian W. Wixted*                                 Treasurer and Principal                 November 27, 2000
-------------------------------------                Financial and Accounting
Brian W. Wixted                                      Officer

/s/ William L. Armstrong                             Trustee                                 November 27, 2000

------------------------------
William L. Armstrong


/s/ Robert G. Avis*                                  Trustee                                 November 27, 2000

-------------------------------------
Robert G. Avis


/s/ George C. Bowen*                                 Trustee                                 November 27, 2000

-------------------------------------
George C. Bowen


/s/ Edward L. Cameron*                               Trustee                                 November 27, 2000
-------------------------------------
Edward L. Cameron

/s/ Jon S. Fossel*                                   Trustee                                 November 27, 2000

-------------------------------------
Jon S. Fossel


/s/ Sam Freedman*                                    Trustee                                 November 27, 2000

-------------------------------------
Sam Freedman


/s/ Raymond J. Kalinowski*                           Trustee                                 November 27, 2000

-------------------------------------
Raymond J. Kalinowski


/s/ C. Howard Kast*                                  Trustee                                 November 27, 2000

-------------------------------------
C. Howard Kast


/s/ Robert M. Kirchner*                              Trustee                                 November 27, 2000

-------------------------------------
Robert M. Kirchner


*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

                      OPPENHEIMER SENIOR FLOATING RATE FUND

                                 EXHIBITS FILED




Exhibit No.                Exhibit


2(b)                       Amended By-Laws

2(l)(1)                    Opinion of Myer, Swanson, Adams & Wolf, P.C.


2(n)                       Independent Auditors' Consent